UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21583

Clough Global Allocation Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin D. Nelson, Secretary

Clough Global Allocation Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:    March 31

Date of reporting period: March 31, 2013

Item 1.	Reports to Stockholders.

SECTION 19(B) DISCLOSURE
March 31, 2013 (Unaudited)

Clough Global Allocation Fund and Clough Global Equity Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, Clough Global Allocation Fund currently distributes $0.30 per share on a quarterly basis and Clough Global Equity Fund distributes $0.29 per share on a quarterly basis.

The fixed amount distributed per share is subject to change at the discretion of each Fund’s Board. Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about either Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate either Fund’s Plan without prior notice if it deems such action to be in the best interest of either Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if either Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughglobal.com.

Clough Global Funds	Table of Contents

Shareholder Letter	Clough Global Funds
March 31, 2013 (Unaudited)

To our Shareholders:

Clough Global Allocation Fund (GLV)

During the twelve-months ended March 31, 2013, the Clough Global Allocation Fund’s total return, assuming reinvestment of all distributions, was 16.19% based on the net asset value and 17.81% based on the market price of the stock. The S&P 500 and the MSCI World Index returned 13.96% and 12.62% respectively over the same period. The Fund paid $1.20 per share in distributions during the year. As of March 31st , the Fund had distribution rate on the market price of 7.69%.

Clough Global Equity Fund (GLQ)

During the twelve-months ended March 31, 2013, the Clough Global Equity Fund’s total return, assuming reinvestment of all distributions, was 16.90% based on the net asset value and 22.60% based on the market price of the stock. The S&P 500 and the MSCI World Index returned 13.96% and 12.62% respectively over the same period. The Fund paid $1.16 per share in distributions during the year. As of March 31st , the Fund had distribution rate on the market price of 7.89%.

Clough Global Opportunities Fund (GLO)

During the twelve-months ended March 31, 2013, the Clough Global Opportunities Fund’s total return, assuming reinvestment of all distributions, was 15.87% based on the net asset value and 19.67% based on the market price of the stock. The S&P 500 and the MSCI World Index returned 13.96% and 12.62% respectively over the same period. The Fund paid $1.08 per share in distributions during the year. As of March 31st , the Fund had distribution rate on the market price of 8.39%.

The Funds were close to fully invested and benefitted from strong equity markets during their fiscal year ended March 31, 2013. Long positions returned 19.23% while the Funds’ short positions also returned a positive 2.78%.

The three most effective strategies during the year consisted of companies generating high free cash flow yields, financial companies and companies involved with the delivery of health care. H&R Block, a dominant provider of tax services, was a positive contributor to the Funds as were holdings of Ford Motor Group and Liberty Interactive, a media holding company. Detractors in the Funds came from a long position in OGX Petroleo e Gas, a Brazilian oil exploration company, and short positions in European banks and put options in the Standard and Poor’s Index.

There are a number of strong catalysts for further equity market gains in our view. For one, profit fundamentals are strong, and we can find a number of investable strategies. Developed world economies are in a sluggish expansion, but that is not new news and companies have adjusted to that reality by managing for cash and controlling investment. If companies manage investment to match slower demand, they will throw off free cash flow and that has been happening throughout the business expansion. Looking for those free cash flow opportunities has been at the heart of our strategies for the past few years. In many industries and sectors we can find free cash flow yields as high as 7-10%, and that compares well with low bond yields.

Here are a few examples of our current opportunity set:

Wellpoint Inc. – Health maintenance organizations actually could be an important beneficiary of health care reform. Stable employment and sluggish hospital utilization are positives for the industry. The industry generates more than 20% EBITDA (earnings before interest, taxes, depreciation and amortization) margins; the P/E (price-to-earnings) ratios are 9. The stock sells at 90% of book value and at only one third of sales1 .

The Funds also own a number of industrial companies that generate free cash flow. Wherever the US advantage in energy costs can be linked to companies with high returns on capital and good managements, we can find investment opportunities. Wabco Holdings Inc. is gaining share of air disk brakes sold to the heavy duty truck industry. Since the company is using excess cash flow to buy back stock, the current shareholders increasingly own more of the enterprise. Allison Transmission Holdings Inc. should benefit from a cyclical rebound in heavy duty trucks and should generate cash flow which can be used to delever the balance sheet.

In the energy sector, we think Halliburton Company is well positioned to benefit from a pickup in drilling in the Gulf of Mexico given its strong North American footprint. Fifty deep water rigs are about to enter the Gulf in the coming months alone2 .

Our free cash flow strategy has led us to the semiconductor industry. We think an upturn in the cycle is imminent and the Funds are positioned in companies with strong balance sheets that we believe can generate free cash. Supply/demand characteristics are particularly strong in memory where consolidation, secular growth drivers, and constrained capital spending are providing for better pricing and profitability. Industry capital spending levels are the lowest in years and the top three NAND producers now control over 80% of the market1 . Micron Technologies should benefit from the acquisition of its largest Japanese competitor, Elpida. It purchased the company at a price well below replacement cost and gained exposure to handset growth in developed and emerging markets. To hedge this, the Fund holds short positions in companies exposed to the weakening personal computer industry.

A second positive for equities comes from US merger and acquisition and buyout activity, which is picking up as a result of strong business cash flow. The economy’s growth is grudging but persistent, and in a low interest rate world, acquisitions are an attractive growth avenue for many companies. Private equity funds are bursting with cash to deploy and banks seem ready to fund a seemingly unlimited amount of leveraged lending. And the numbers are ramping up. Liberty Global announced its intent to purchase Virgin Media for $23 billion and Comcast Corporation acquired the rest of NBC it did not own for $18 billion. Similarly, Michael Dell’s $24 billion attempt to buy in his namesake company will be funded by leveraged loans.

[1]	Source: Bloomberg (March 31, 2013)
[2]	Source: Halliburton, http://www.halliburton.com/ps default.aspx?navid=2103&pageid=2721

2	www.cloughglobal.com

Clough Global Funds	Shareholder Letter
March 31, 2013 (Unaudited)

Third, the rise in leveraged lending adds to the risks borne by investment grade bondholders whose securities would be downgraded should these companies pile on debt. In addition, high yield has been the safety trade for a lot of equity money in recent months and that opportunity may be wearing thin. With prices high and yields low, the call features imbedded in this paper reduce its attractiveness by limiting the upside. Stocks may be more attractive than corporate bonds.

We still believe the stocks of many banking and insurance franchises are undervalued. This is particularly true of financial companies with national franchises which sell at discounts to tangible book value. Bank of America Corp., Citigroup Inc. and American International Group Inc. are examples of companies whose stocks still sell as if the credit structure is tenuous, when we think its true quality has improved dramatically over the past four years. The Fund holds modest short positions in European financial institutions which will likely require large and costly recapitalization efforts.

We added two modest positions to the financial trade. It will be difficult for Great Britain to avoid being dragged down with Europe and we added a domestically focused British bank to our short list, while on the long side we added a large insurance company to our holdings of US financial companies. As the passage of time leaves the 2008 credit collapse behind we will opportunistically add US companies with strong financial franchises but whose equities sell at deep discounts to tangible book value.

We still think the investment opportunities globally are in the US and in Asia and the bulk of the Fund’s non-US investments are in Japan and China. The Bank of Japan has done its part to depreciate the Yen and should Prime Minister Shinzo Abe deliver on tax and regulation reforms the Japan story could go on for a long time. Japanese equities most leveraged to monetary inflation are the banks, the capital markets-brokerage and the real estate stocks and the Fund has positions in Nomura Holdings and Sumitomo Mitsui Financial Group. We are also finding opportunity in Japan’s depressed consumer stocks. In a deflationary environment, consumers defer spending and hoard cash. With an increase in asset prices and expectations for higher inflation, this dynamic reverses and consumer spending should accelerate. Consumer spending rose more than 5% in March, a strong uptick. We have built positions in underappreciated brands such as Kirin Holdings, as well as in retailer Don Quijote.

The Fund also has large holdings in high quality exporters such as auto makers Toyota Motor and Honda Motor. The case for automakers is straightforward. Toyota and Honda are global leaders whose competitiveness has eroded due to excessive Yen strength. The companies have lost market share in the mass market vs. Korean and US competitors, such as Hyundai and Ford Motor, as well as at the high end where the Lexus brand, for example, has given ground to BMW and Mercedes. The immediate benefit of the Yen depreciation shows up in earnings, which are surging. Toyota’s operating profits increase by approximately $400 million for every 1 Yen decline vs. the US dollar1. That is huge considering that Toyota’s depressed operating profits were just $4.5 billion in fiscal 20121.

China’s economic rebalancing continues to present opportunities, particularly in the consumer sector. While it’s important to note that slower growth in China also means slower retail sales growth, consumption remains robust and will likely outpace the rest of the economy. Consumer spending accelerated in the first quarter. Passenger vehicle sales grew 17% with the Chinese auto market poised to reach 21 million units in 2013, significantly larger than the US1. The airline sector is similarly large and air traffic grew over 13% in the first quarter1. Quite clearly, China’s consumer end markets are now huge and with growth rates so high, we think there are plenty of opportunities for investment. The Fund owns Sands China in the casino sector and Air China in airlines and has more broad exposure to the auto sector.

The China consumer landscape has always been fiercely competitive and that will continue to be the case. A huge and booming passenger car market, for example, offers many growth opportunities and for many global auto makers it’s a must win situation. Alas, not everyone will survive, let alone thrive. Consolidation is likely to occur over the next decade. The long term winners are being determined now and we find the most interesting opportunities in the domestic companies. It’s likely only a handful of domestic companies will emerge with enough scale and share to generate meaningful profits. The Fund owns Great Wall Motor, China’s most successful SUV (sports utility vehicle) provider with its market leading Haval series. Great Wall is the only large Chinese auto company without a Western joint venture partner and has wisely captured the leading market share in what is now a booming SUV market. The SUV market highlights the maturation of the Chinese consumer in our opinion. The SUV segment has evolved into primarily an upgrade purchase for a second or third time car buyer. Five years ago, the market was small and the primary SUV buyer was a taxi driver. First time buyers of autos in China were motivated by displaying their wealth when they purchased an automobile and very few wanted to run the risk of owning an SUV and being mistaken for a taxi driver. Today however, that has changed. China’s sprawling suburbs and more frequent trips to hypermarkets have highlighted the utility of the SUV and demand is booming. Great Wall now has over half its revenues in the high margin SUV segment and is still seeing strong growth there. Great Wall reported earnings last week which were very strong; SUV sales ramped 90% year-over-year and net profits expanded by 73.4%1. Despite strong share price gains, the shares remain inexpensive at just at just 12.1x expected earnings for 2013 and the market capitalization is now $16.7 billion1 .

We have observed that the Funds continue to sell at discounts to net asset value, but we feel that our efforts to support the current distributions make the dividend distribution rate very attractive. One consideration regarding the dividend distribution rate in excess of 8% of the three Funds is this rate is calculated on market price, which has been magnified by the discount to NAV. Since the Funds trade at discounts over 11%, the distribution levels that we strive to maintain on net asset values are amplified to investors. Further, the Funds employ leverage within the portfolios, which also augments the income generation capabilities of the underlying investments.

Annual Report | March 31, 2013	3

Shareholder Letter	Clough Global Funds
March 31, 2013 (Unaudited)

We feel this dynamic is worth mentioning given a fair amount of attention that has been recently placed on the level of distributions within the universe of closed end mutual funds.

In conclusion, we are more sanguine about the Funds recent performance, particularly so far in 2013. We appreciate your confidence in us and endeavor to do the best job we can of investing your assets. If you have any questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Past performance is no guarantee of future results.

The information in this letter represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

MSCI World Index - A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

The S&P 500 Index - Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

It is not possible to invest directly in an Index.

Call Options – An option to buy assets at an agreed price on or before a particular date.

Investment Grade – A rating that indicates a municipal or corporate bond has a relatively low risk of default.

Price to Earnings (P/E) Ratio – The price of a stock divided by its earnings.

Put Options – An option to sell assets at an agreed price on or before a particular date.

NAND flash memory – a type of non-volatile storage technology that does not require power to retain data.

GLV
Top 10 Equity Holdings*	% of Total Portfolio
1. American International Group, Inc.	3.86%
2. Citigroup, Inc.	3.75%
3. Google, Inc. - Class A	3.54%
4. Bank of America Corp.	3.10%
5. Golar LNG, Ltd.	1.71%
6. Wells Fargo & Co.	1.54%
7. eBay, Inc.	1.47%
8. Honeywell International, Inc.	1.47%
9. Liberty Ventures - Series A	1.45%
10. TransDigm Group, Inc.	1.36%

GLQ
Top 10 Equity Holdings*	% of Total Portfolio
1. Citigroup, Inc.	4.13%
2. American International Group, Inc.	4.11%
3. Google, Inc. - Class A	3.84%
4. Bank of America Corp.	3.33%
5. Golar LNG, Ltd.	1.79%
6. Honeywell International, Inc.	1.76%
7. TransDigm Group, Inc.	1.70%
8. eBay, Inc.	1.57%
9. Wells Fargo & Co.	1.57%
10. Liberty Ventures - Series A	1.54%

GLO
Top 10 Equity Holdings*	% of Total Portfolio
1. American International Group, Inc.	3.84%
2. Citigroup, Inc.	3.74%
3. Google, Inc. - Class A	3.54%
4. Bank of America Corp.	3.09%
5. Golar LNG, Ltd.	1.71%
6. Wells Fargo & Co.	1.54%
7. Honeywell International, Inc.	1.46%
8. eBay, Inc.	1.46%
9. Liberty Ventures - Series A	1.45%
10. TransDigm Group, Inc.	1.35%

Holdings are subject to change.

*Only	long positions are listed.

4	www.cloughglobal.com

Clough Global Allocation Fund	Portfolio Allocation
March 31, 2013 (Unaudited)

Asset Allocation*

Common Stocks - US	68.17%
Common Stocks - Foreign	14.62%
Exchange Traded Funds	-14.54%

Total Equities	68.25%

Government L/T	20.66%
Corporate Debt	0.80%
Preferred Stock	0.35%
Asset/Mortgage Backed Securities	0.22%

Total Fixed Income	22.03%

Short-Term Investments	9.82%
Other (Foreign Cash)	0.18%
Total Return Swap Contracts	-0.28%

Total Other	9.72%

TOTAL INVESTMENTS	100.00%

Global Securities Holdings^

United States	64.27%
U.S. Multinationals	22.06%
Japan	5.36%
China	3.76%
Ireland	1.73%
Norway	1.71%
Brazil	1.47%
Singapore	1.18%
Israel	1.02%
Hong Kong	1.01%
Netherlands	0.81%
Argentina	0.32%
Canada	0.25%
India	-0.14%
Australia	-0.16%
Germany	-0.20%
Luxembourg	-0.32%
South Korea	-0.37%
Italy	-0.52%
Great Britain	-0.86%
Sweden	-1.07%
France	-1.31%

TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including options written and securities sold short. Holdings are subject to change.
^	Includes securities sold short and foreign cash balances.

Annual Report | March 31, 2013	5

Portfolio Allocation	Clough Global Equity Fund
March 31, 2013 (Unaudited)

Asset Allocation*

Common Stocks - US	77.27%
Common Stocks - Foreign	17.96%
Exchange Traded Funds	-14.69%

Total Equities	80.54%

Government L/T	14.32%
Corporate Debt	0.27%
Preferred Stock	0.35%

Total Fixed Income	14.94%

Short-Term Investments	4.71%
Other (Foreign Cash)	0.18%
Total Return Swap Contracts	-0.37%

Total Other	4.52%

TOTAL INVESTMENTS	100.00%

Global Securities Holdings^

United States	58.26%
U.S. Multinationals	24.77%
Japan	5.98%
China	4.22%
Ireland	1.99%
Norway	1.79%
Hong Kong	1.53%
Brazil	1.46%
Singapore	1.20%
Netherlands	1.15%
Israel	1.13%
Canada	0.88%
Argentina	0.40%
India	-0.14%
Australia	-0.17%
Germany	-0.25%
Luxembourg	-0.37%
South Korea	-0.38%
Great Britain	-0.52%
Italy	-0.53%
Sweden	-1.08%
France	-1.32%

TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including options written and securities sold short. Holdings are subject to change.
^	Includes securities sold short and foreign cash balances.

6	www.cloughglobal.com

Clough Global Opportunities Fund	Portfolio Allocation
March 31, 2013 (Unaudited)

Asset Allocation*

Common Stocks - US	68.81%
Common Stocks - Foreign	14.94%
Exchange Traded Funds	-14.47%

Total Equities	69.28%

Government L/T	20.52%
Corporate Debt	0.77%
Preferred Stock	0.35%

Total Fixed Income	21.64%

Short-Term Investments	9.07%
Other (Foreign Cash)	0.20%
Options	0.09%
Total Return Swap Contracts	-0.28%

Total Other	9.08%

TOTAL INVESTMENTS	100.00%

Global Securities Holdings^

United States	63.17%
U.S. Multinationals	22.79%
Japan	5.35%
China	3.76%
Ireland	1.72%
Norway	1.71%
Brazil	1.47%
Singapore	1.19%
Israel	1.02%
Hong Kong	1.01%
Netherlands	0.81%
Argentina	0.32%
Canada	0.25%
India	-0.14%
Australia	-0.16%
Germany	-0.20%
Luxembourg	-0.32%
South Korea	-0.35%
Great Britain	-0.50%
Italy	-0.52%
Sweden	-1.07%
France	-1.31%

TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including options written and securities sold short. Holdings are subject to change.
^	Includes securities sold short and foreign cash balances.

Annual Report | March 31, 2013	7

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Clough Global Allocation Fund,

Clough Global Equity Fund, and

Clough Global Opportunities Fund

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), as of March 31, 2013, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to March 31, 2012, were audited by another independent registered public accounting firm whose report dated May 18, 2011, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund as of March 31, 2013, the results of their operations and their cash flows for the year then ended, and the statement of changes in their net assets and their financial highlights for each of two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 21, 2013

8	www.cloughglobal.com

Clough Global Allocation Fund	Statement of Investments
March 31, 2013

	Shares	Value

COMMON STOCKS 111.43%
Consumer Discretionary 23.01%
Allison Transmission Holdings, Inc.(a)(b)(c)	99,755	$2,395,117
Arcos Dorados Holdings, Inc. - Class A(a)(b)	48,700	642,840
Arezzo Industria e Comercio S.A.	21,638	432,813
Ascena Retail Group, Inc.(a)(d)	38,700	717,885
BorgWarner, Inc.(a)(b)(d)	17,200	1,330,248
Bosideng International Holdings, Ltd.	2,395,590	743,747
Carnival Corp.(a)	27,700	950,110
Charter Communications, Inc.(a)(b)(d)	19,600	2,041,928
Cia Hering	20,499	366,715
Denso Corp.	13,500	570,059
Don Quijote Co., Ltd.	8,400	371,658
Geely Automobile Holdings, Ltd.	1,990,000	966,474
Great Wall Motor Co., Ltd.	200,000	677,612
H&R Block, Inc.(a)(b)	62,492	1,838,515
Honda Motor Co., Ltd.	14,648	560,183
Imax Corp.(a)(d)	18,800	502,524
Lamar Advertising Co. - Class A(a)(b)(d)	22,287	1,083,371
Liberty Global, Inc. - Class A(a)(b)(d)	35,134	2,578,836
Liberty Global, Inc. - Series C(a)(d)	12,200	837,286
Liberty Interactive Corp. - Class A(a)(b)(d)	71,012	1,518,236
Liberty Media Corp.(a)(d)	22,412	2,501,851
Liberty Ventures - Series A(a)(b)(d)	38,386	2,901,214
Man Wah Holdings, Ltd.	1,498,600	1,432,469
Michael Kors Holdings, Ltd.(a)(d)	9,182	521,446
News Corp. - Class A(a)	26,696	814,762
Orient-Express Hotels, Ltd. - Class A(a)(d)	53,406	526,583
Sally Beauty Holdings, Inc.(a)(b)(d)	61,961	1,820,414
Samsonite International S.A.	268,800	671,779
Sands China, Ltd.	31,200	161,777
Service Corp. International(a)	30,700	513,611
Signet Jewelers, Ltd.(a)	14,300	958,100
Starz - Liberty Capital(a)(d)	15,012	332,516
Time Warner, Inc.(a)	21,055	1,213,189
Toyota Motor Corp.	25,900	1,327,535
UNICASA Industria de Moveis S.A.(c)	64,300	310,244
Viacom, Inc. - Class B(a)(b)	37,000	2,278,090

	Shares	Value

Consumer Discretionary (continued)
Wyndham Worldwide Corp.(a)	35,700	$2,301,936

		41,713,673

Consumer Staples 3.53%
Brazil Pharma S.A.(c)	183,320	1,279,135
China Resources Enterprise, Ltd.	116,000	343,701
Green Mountain Coffee Roasters, Inc.(a)(b)(d)	14,980	850,265
Kirin Holdings Co., Ltd.	55,000	882,828
M Dias Branco S.A.	12,300	489,991
Mead Johnson Nutrition Co.(a)(b)	21,800	1,688,410
Vinda International Holdings, Ltd.	601,498	858,558

		6,392,888

Energy 15.32%
Natural Gas Leveraged Exploration & Production 1.19%
Cabot Oil & Gas Corp.(a)(b)	18,300	1,237,263
Range Resources Corp.(a)(b)	11,300	915,752

		2,153,015

Non-North American Producers 0.88%
InterOil Corp.(d)	21,019	1,599,756

Oil Leveraged Exploration & Production 4.36%
Anadarko Petroleum Corp.(a)(b)	15,106	1,321,020
Continental Resources, Inc.(a)(d)	8,000	695,440
EOG Resources, Inc.(a)	5,000	640,350
Gulfport Energy Corp.(a)(b)(d)	35,708	1,636,497
Kodiak Oil & Gas Corp.(a)(d)	153,100	1,391,679
Noble Energy, Inc.(a)(b)	3,300	381,678
Oasis Petroleum, Inc.(a)(d)	32,400	1,233,468
Whiting Petroleum Corp.(a)(d)	12,000	610,080

		7,910,212

Oil Services & Drillers 7.00%
Cameron International Corp.(a)(b)(d)	17,521	1,142,370
Diamond Offshore Drilling, Inc.(a)(b)	16,053	1,116,647
Ensco PLC - Sponsored ADR - Class A(a)	7,200	432,000
FMC Technologies, Inc.(a)(d)	13,300	723,387
Halliburton Co.(a)(b)	39,000	1,575,990
National Oilwell Varco, Inc.(a)(b)	22,780	1,611,685
Noble Corp.(a)(b)	26,528	1,012,043

Annual Report | March 31, 2013	9

Statement of Investments	Clough Global Allocation Fund
March 31, 2013

	Shares	Value

Energy (continued)
Oil States International, Inc.(a)(d)	9,774	$797,265
Schlumberger, Ltd.(a)(b)	6,200	464,318
Superior Energy Services, Inc.(a)(d)	44,195	1,147,744
Transocean, Ltd.(a)(d)	10,822	562,311
Weatherford International, Ltd.(a)(b)(d)	173,943	2,111,668

		12,697,428

Tankers 1.89%
Golar LNG, Ltd.(a)(b)	92,606	3,422,718

TOTAL ENERGY		27,783,129

Energy Infrastructure & Capital Equipment 0.63%
Dresser - Rand Group, Inc.(a)(d)	18,400	1,134,544

Financials 22.63%
Business Development Corporations 1.34%
Golub Capital BDC, Inc.(a)	53,100	876,681
Medley Capital Corp.(a)	8,543	135,407
PennantPark Investment Corp.(a)	59,779	674,905
Solar Senior Capital, Ltd.(a)	39,147	751,622

		2,438,615

Capital Markets 2.09%
CITIC Securities Co., Ltd. - Class H	215,184	465,155
Daiwa Securities Group, Inc.	183,000	1,286,939
Haitong Securities Co., Ltd.(c)(d)	522,996	718,210
Indochina Capital Vietnam Holdings, Ltd.(c)(d)	7,331	6,818
Nomura Holdings, Inc.	214,400	1,320,996

		3,798,118

Commercial Banks 3.42%
Mitsubishi UFJ Financial Group, Inc.	150,600	902,304
Mizuho Financial Group, Inc.	473,100	1,010,178
Sumitomo Mitsui Financial Group, Inc.	29,500	1,203,378
Wells Fargo & Co.(a)(b)	83,578	3,091,550

		6,207,410

Diversified Financials 7.77%
Bank of America Corp.(a)(b)	510,124	6,213,310
BB&T Corp.	11,300	354,707

	Shares	Value

Financials (continued)
Citigroup, Inc.(a)(b)	169,779	$7,511,023

		14,079,040

Insurance 4.27%
American International Group, Inc.(a)(b)(d)	199,282	7,736,127

Real Estate Investment Trusts 3.43%
American Homes 4 Rent(c)(d)	109,600	1,890,600
American Residential Properties, Inc.(a)(c)(d)	34,000	748,000
Ascendas Real Estate Investment Trust	838,000	1,756,601
Ascott Residence Trust	549,077	610,897
GLP J - REIT	682	732,461
Select Income REIT(a)(c)	18,300	484,035

		6,222,594

Real Estate Management & Development 0.31%
BHG S.A. - Brazil Hospitality Group(d)	26,103	269,200
Sonae Sierra Brasil S.A.	20,825	287,011

		556,211

TOTAL FINANCIALS		41,038,115

Health Care 17.24%
Aetna, Inc.(a)(b)	22,551	1,152,807
Akorn, Inc.(a)(d)	64,800	896,184
Allergan, Inc.(a)(b)	10,000	1,116,300
Amarin Corp. PLC - ADR(a)(b)(d)	73,200	542,412
Biogen Idec, Inc.(a)(b)(d)	4,645	896,067
Boston Scientific Corp.(a)(d)	108,100	844,261
Catamaran Corp.(a)(d)	13,300	705,299
Celgene Corp.(a)(d)	17,600	2,040,016
Centene Corp.(a)(d)	40,600	1,788,024
Cigna Corp.(a)	18,900	1,178,793
Community Health Systems, Inc.(a)	33,202	1,573,443
Elan Corp. PLC(a)(d)	128,472	1,515,970
Express Scripts Holding Co.(a)(d)	26,000	1,498,900
Forest Laboratories, Inc.(a)(b)(d)	23,729	902,651
Gilead Sciences, Inc.(a)(d)	41,420	2,026,681
HCA Holdings, Inc.(a)(b)	57,677	2,343,416
Health Management Associates, Inc. - Class A(a)(b)(d)	99,200	1,276,704
Jazz Pharmaceuticals PLC(a)(d)	25,300	1,414,523
LifePoint Hospitals, Inc.(a)(d)	32,490	1,574,465
Merck & Co., Inc.(a)(b)	21,700	959,791
Pfizer, Inc.(a)(b)	80,400	2,320,344
Sinopharm Group Co., Ltd.	156,000	503,417

10	www.cloughglobal.com

Clough Global Allocation Fund	Statement of Investments
March 31, 2013

	Shares	Value

Health Care (continued)
UnitedHealth Group, Inc.(a)	24,100	$1,378,761
WellPoint, Inc.(a)	12,300	814,629

		31,263,858

Industrials 10.61%
Air China, Ltd. - H Shares	1,863,283	1,656,241
The Boeing Co.(a)(b)	15,421	1,323,893
Brenntag AG	7,692	1,200,951
Cia de Locacao das Americas(c)	207,700	1,238,543
Covanta Holding Corp.(a)	54,500	1,098,175
Honeywell International, Inc.(a)(b)	39,000	2,938,650
MRC Global, Inc.(a)(d)	24,539	808,069
Owens Corning(a)(b)(d)	40,212	1,585,559
Sensata Technologies Holding NV(a)(b)(d)	53,791	1,768,110
TransDigm Group, Inc.(a)(b)	17,793	2,720,905
UTi Worldwide, Inc.(a)	31,100	450,328
WABCO Holdings, Inc.(a)(b)(d)	34,668	2,447,214

		19,236,638

Information Technology 15.04%
ACI Worldwide, Inc.(a)(d)	9,600	469,056
Altera Corp.(a)	22,300	790,981
Analog Devices, Inc.(a)	17,700	822,873
Apple, Inc.(a)(b)	3,000	1,327,890
Canon, Inc.	14,200	520,423
Ciena Corp.(a)(d)	45,100	722,051
eBay, Inc.(a)(b)(d)	54,200	2,938,724
EMC Corp.(a)(d)	16,059	383,650
Google, Inc. - Class A(a)(b)(d)	8,939	7,097,834
JDS Uniphase Corp.(a)(d)	53,100	709,947
Jive Software, Inc.(a)(d)	53,100	807,120
Maxim Integrated Products, Inc.(a)	11,500	375,475
Mellanox Technologies, Ltd.(a)(b)(d)	36,900	2,048,319
Microchip Technology, Inc.(a)	13,900	510,964
Micron Technology, Inc.(a)(b)(d)	176,604	1,762,508
NXP Semiconductor NV(a)(d)	53,884	1,630,530
ON Semiconductor Corp.(a)(b)(d)	222,415	1,841,596
SanDisk Corp.(a)(d)	20,700	1,138,500
ViaSat, Inc.(a)(b)(d)	28,193	1,365,669

		27,264,110

Materials 2.61%
Graphic Packaging Holding Co.(a)(d)	153,406	1,149,011

	Shares	Value

Materials (continued)
Martin Marietta Materials, Inc.(a)	13,750	$1,402,775
Silgan Holdings, Inc.(a)	8,657	409,043
WR Grace & Co.(a)(b)(d)	22,900	1,774,979

		4,735,808

Telecommunication Services 0.25%
China Telecom Corp., Ltd. - Class H	888,000	447,286

Utilities 0.56%
China Resources Power Holdings Co., Ltd.	166,000	497,195
National Fuel Gas Co.(a)(b)	8,555	524,849

		1,022,044

TOTAL COMMON STOCKS (Cost $187,133,937)		202,032,093

EXCHANGE TRADED FUNDS 0.98%
ChinaAMC ETF Series - ChinaAMC CSI 300 Index ETF CNY RQFII(d)	252,269	1,005,820
CSOP FTSE China A50 ETF CNY RQFII(d)	591,085	772,118

TOTAL EXCHANGE TRADED FUNDS (Cost $1,948,787)		1,777,938

PREFERRED STOCKS 0.38%
The Goodyear Tire & Rubber Co., 5.875%(a)	15,900	691,809

TOTAL PREFERRED STOCKS (Cost $795,994)		691,809

Description and Maturity Date	Principal Amount	Value

CORPORATE BONDS 0.89%
Provident Bank of Maryland 05/01/2018, 9.500% (a)	$1,000,000	1,030,914
TAM Capital 2, Inc. 01/29/2020, 9.500% (a)(e)	520,000	580,450

TOTAL CORPORATE BONDS (Cost $1,545,161)		1,611,364

Annual Report | March 31, 2013	11

Statement of Investments	Clough Global Allocation Fund
March 31, 2013

Description and Maturity Date	Principal Amount	Value

ASSET/MORTGAGE BACKED SECURITIES 0.24%
Small Business Administration Participation Certificates
Series 2008-20L, Class 1, 12/01/2028, 6.220%(a)	$377,479	$441,859

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $377,478)		441,859

GOVERNMENT & AGENCY OBLIGATIONS 22.85%
U.S. Treasury Bonds
11/15/2026, 6.500% (a)	750,000	1,120,664
11/15/2028, 5.250%	1,185,000	1,606,971
02/15/2031, 5.375% (a)	1,875,000	2,611,230
11/15/2041, 3.125% (a)	2,300,000	2,318,688
02/15/2042, 3.125%	1,600,000	1,611,501
U.S. Treasury Notes
02/15/2018, 3.500% (a)	3,785,000	4,287,402
05/15/2018, 3.875% (a)	2,600,000	3,005,642
01/31/2019, 1.250% (a)	3,145,000	3,199,547
11/15/2019, 3.375% (a)	5,070,000	5,808,319
05/15/2020, 3.500% (a)	2,590,000	2,993,271
08/15/2020, 2.625% (a)	7,065,000	7,724,030
11/15/2021, 2.000% (a)	4,975,000	5,135,523

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $41,702,117)		41,422,788

	Shares/Principal Amount	Value

SHORT-TERM INVESTMENTS 10.86%
Money Market Fund
Dreyfus Treasury Prime Money Market Fund (0.000% 7-day yield)(f)	13,687,422	13,687,422

U.S. Treasury Bills
U.S. Treasury Bills Discount Notes
06/20/2013, 0.116% (g)	$3,000,000	2,999,583
10/17/2013, 0.127% (a)(g)	3,000,000	2,998,467

		5,998,050

TOTAL SHORT-TERM INVESTMENTS (Cost $19,684,531)		19,685,472

Total Investments - 147.63% (Cost $253,188,005)		267,663,323

Liabilities in Excess of Other Assets -(47.63%)		(86,354,061)

NET ASSETS - 100.00%		$181,309,262

SCHEDULE OF SECURITIES SOLD SHORT (d)	Shares	Value

COMMON STOCKS (14.51%)
Energy (1.20%)
Construction & Engineering (0.29%)
Fluor Corp.	(7,900)	$(524,007)

Oil Leveraged Exploration & Production (0.91%)
Petroleo Brasileiro S.A. - ADR	(99,702)	(1,652,062)

TOTAL ENERGY		(2,176,069)

Financials (3.84%)
Capital Markets (0.60%)
Deutsche Bank AG	(27,829)	(1,088,670)

Commercial Banks (3.24%)
BNP Paribas S.A.	(18,304)	(939,461)
Credit Agricole S.A.	(107,144)	(882,566)
Intesa Sanpaolo SpA	(392,970)	(575,260)
Lloyds Banking Group PLC	(3,194,674)	(2,363,495)
Societe Generale S.A.	(19,913)	(654,220)
UniCredit SpA	(109,797)	(468,676)

		(5,883,678)

TOTAL FINANCIALS		(6,972,348)

Health Care (0.93%)
Owens & Minor, Inc.	(18,026)	(586,927)
Waters Corp.	(11,700)	(1,098,747)

		(1,685,674)

Industrials (4.13%)
Caterpillar, Inc.	(41,400)	(3,600,558)
Sandvik AB	(139,719)	(2,148,352)
Siemens AG	(4,777)	(514,551)
United Technologies Corp.	(13,200)	(1,233,276)

		(7,496,737)

Information Technology (3.25%)
F5 Networks, Inc.	(14,400)	(1,282,752)
Freescale Semiconductor, Ltd.	(72,331)	(1,077,009)
International Business Machines Corp.	(11,100)	(2,367,630)
Teradyne, Inc.	(28,700)	(465,514)
Texas Instruments, Inc.	(19,500)	(691,860)

		(5,884,765)

Materials (1.16%)
Alcoa, Inc.	(59,400)	(506,088)
ArcelorMittal	(50,513)	(650,740)
Fortescue Metals Group, Ltd.	(79,853)	(327,566)

12	www.cloughglobal.com

Clough Global Allocation Fund	Statement of Investments
March 31, 2013

SCHEDULE OF SECURITIES SOLD SHORT (d)	Shares	Value

Materials (continued)
Vale S.A. - ADR	(35,712)	$(617,461)

		(2,101,855)

TOTAL COMMON STOCKS (Proceeds $26,065,398)		(26,317,448)

EXCHANGE TRADED FUNDS (22.43%)
iShares® FTSE China 25 Index Fund	(74,954)	(2,765,803)
iShares® MSCI Emerging Markets Index Fund	(166,900)	(7,139,982)
iShares® MSCI France Index Fund	(6,444)	(149,565)
iShares® MSCI Hong Kong Index Fund	(19,496)	(386,801)
iShares® MSCI South Korea Capped Index Fund	(12,600)	(748,818)
Market Vectors® Oil Service ETF	(66,928)	(2,873,888)
Powershares QQQ ™ Trust Series 1	(148,169)	(10,219,216)
SPDR® S&P 500® ETF Trust	(60,800)	(9,518,240)
United States Natural Gas Fund LP	(140,358)	(3,071,033)
United States Oil Fund LP	(109,106)	(3,792,524)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $39,616,834)		(40,665,870)

TOTAL SECURITIES SOLD SHORT (Proceeds $65,682,232)		$(66,983,318)

Annual Report | March 31, 2013	13

Statement of Investments	Clough Global Allocation Fund
March 31, 2013

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings as of March 31, 2013. (See Note 1 and Note 6)
(b)	Loaned security; a portion or all of the security is on loan at March 31, 2013.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2013, these securities had a total value of $9,070,702 or 5.00% of net assets.

(d)	Non-income producing security.
(e)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of March 31, 2013, the aggregate market value of those securities was $580,450, representing 0.32% of net assets.

(f)	Less than 0.0005%.
(g)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Total Return Swap Contracts

Counter Party	Reference Entry/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Loss

Credit Suisse First Boston	Daqin Railway Co., Ltd.	$382,418	75 Bps + 1-Month LIBOR	LIBOR 1-Month	8/26/2014	$(7,731)
Morgan Stanley	Bharti Infratel, Ltd.	1,535,035	30 Bps + 1D FEDEF	1D FEDEF	12/30/2014	(283,102)
Morgan Stanley	Citic Securities Co., Ltd.	1,474,938	55 Bps + 1D FEDEF	1D FEDEF	6/19/2014	(229,832)
Morgan Stanley	Daqin Railway Co., Ltd.	865,999	55 Bps + 1D FEDEF	1D FEDEF	6/19/2014	(47,869)

		$4,258,390				$(568,534)

See Notes to the Financial Statements.
14	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
March 31, 2013

	Shares	Value

COMMON STOCKS 124.84%
Consumer Discretionary 26.47%
Allison Transmission Holdings, Inc.(a)(b)(c)	174,073	$4,179,493
Arcos Dorados Holdings, Inc. - Class A(a)(b)	97,800	1,290,960
Arezzo Industria e Comercio S.A.	35,505	710,188
Ascena Retail Group, Inc.(a)(d)	63,000	1,168,650
BorgWarner, Inc.(a)(b)(d)	28,000	2,165,520
Bosideng International Holdings, Ltd.	3,893,314	1,208,738
Carnival Corp.(a)	45,800	1,570,940
Charter Communications, Inc.(a)(b)(d)	35,100	3,656,718
Cia Hering	33,399	597,488
Denso Corp.	21,900	924,762
Don Quijote Co., Ltd.	13,800	610,581
Geely Automobile Holdings, Ltd.	3,275,000	1,590,553
Great Wall Motor Co., Ltd.	329,000	1,114,672
H&R Block, Inc.(a)(b)	119,835	3,525,546
Honda Motor Co., Ltd.	24,030	918,978
Imax Corp.(a)(b)(d)	106,800	2,854,764
Lamar Advertising Co. - Class A(a)(b)(d)	36,207	1,760,022
Liberty Global, Inc. - Class A(a)(b)(d)	65,808	4,830,307
Liberty Global, Inc. - Series C(a)(d)	26,400	1,811,832
Liberty Interactive Corp. - Class A(a)(b)(d)	223,986	4,788,821
Liberty Media Corp.(a)(d)	43,768	4,885,822
Liberty Ventures - Series A(a)(b)(d)	66,034	4,990,850
Man Wah Holdings, Ltd.	2,456,000	2,347,620
Michael Kors Holdings, Ltd.(a)(d)	14,943	848,613
News Corp. - Class A(a)	43,551	1,329,176
Orient-Express Hotels, Ltd. - Class A(a)(d)	119,537	1,178,635
Sally Beauty Holdings, Inc.(a)(b)(d)	100,871	2,963,590
Samsonite International S.A.	1,077,000	2,691,615
Sands China, Ltd.	51,600	267,554
Service Corp. International(a)	50,600	846,538
Signet Jewelers, Ltd.(a)	23,200	1,554,400
Starz - Liberty Capital(a)(d)	31,668	701,446
Time Warner, Inc.(a)	34,308	1,976,827
Toyota Motor Corp.	42,200	2,163,011
UNICASA Industria de Moveis S.A.(c)	104,600	504,689
Viacom, Inc. - Class B(a)(b)	60,200	3,706,514

	Shares	Value

Consumer Discretionary (continued)
Wyndham Worldwide Corp.(a)	66,600	$4,294,368

		78,530,801

Consumer Staples 4.13%
Brazil Pharma S.A.(c)	300,666	2,097,929
China Resources Enterprise, Ltd.	220,000	651,848
Green Mountain Coffee Roasters, Inc.(a)(b)(d)	27,178	1,542,623
Kirin Holdings Co., Ltd.	91,000	1,460,679
M Dias Branco S.A.	20,100	800,717
Mead Johnson Nutrition Co.(a)(b)	42,400	3,283,880
Vinda International Holdings, Ltd.	1,685,222	2,405,429

		12,243,105

Energy 17.78%
Energy Commodities 0.60%
Pacific Coast Oil Trust(a)(c)	95,800	1,794,334

Natural Gas Leveraged Exploration & Production 1.28%
Cabot Oil & Gas Corp.(a)(b)	33,900	2,291,979
Range Resources Corp.(a)(b)	18,400	1,491,136

		3,783,115

Non-North American Producers 0.88%
InterOil Corp.(d)	34,284	2,609,355

Oil Leveraged Exploration & Production 5.30%
Anadarko Petroleum Corp.(a)(b)	32,938	2,880,428
Continental Resources, Inc.(a)(d)	15,600	1,356,108
EOG Resources, Inc.(a)	10,000	1,280,700
Gulfport Energy Corp.(a)(b)(d)	70,031	3,209,521
Kodiak Oil & Gas Corp.(a)(d)	289,800	2,634,282
Noble Energy, Inc.(a)(b)	7,700	890,582
Oasis Petroleum, Inc.(a)(d)	61,900	2,356,533
Whiting Petroleum Corp.(a)(d)	21,900	1,113,396

		15,721,550

Oil Services & Drillers 7.77%
Cameron International Corp.(a)(b)(d)	28,483	1,857,092
Diamond Offshore Drilling, Inc.(a)(b)	26,400	1,836,384
Ensco PLC - Sponsored ADR - Class A(a)	17,700	1,062,000

Annual Report | March 31, 2013	15

Statement of Investments	Clough Global Equity Fund
March 31, 2013

	Shares	Value

Energy (continued)
FMC Technologies, Inc.(a)(d)	27,400	$1,490,286
Halliburton Co.(a)	73,500	2,970,135
National Oilwell Varco, Inc.(a)(b)	38,447	2,720,125
Noble Corp.(a)(b)	57,023	2,175,427
Oil States International, Inc.(a)(d)	15,730	1,283,096
Schlumberger, Ltd.(a)	10,100	756,389
Superior Energy Services, Inc.(a)(d)	80,523	2,091,182
Transocean, Ltd.(a)(d)	22,701	1,179,544
Weatherford International, Ltd.(a)(b)(d)	300,211	3,644,562

		23,066,222

Tankers 1.95%
Golar LNG, Ltd.(a)(b)	156,334	5,778,105

TOTAL ENERGY		52,752,681

Energy Infrastructure & Capital Equipment 0.62%
Dresser-Rand Group, Inc.(a)(d)	30,100	1,855,966

Financials 23.94%
Business Development Corporations 1.39%
Golub Capital BDC, Inc.(a)	87,100	1,438,021
Medley Capital Corp.(a)	14,000	221,900
PennantPark Investment Corp.(a)	109,073	1,231,434
Solar Senior Capital, Ltd.(a)	64,139	1,231,469

		4,122,824

Capital Markets 2.13%
CITIC Securities Co., Ltd. - Class H	338,381	731,465
Daiwa Securities Group, Inc.	302,000	2,123,801
Haitong Securities Co., Ltd.(c)(d)	849,355	1,166,385
Indochina Capital Vietnam Holdings, Ltd.(c)(d)	10,996	10,226
Nomura Holdings, Inc.	372,800	2,296,957

		6,328,834

Commercial Banks 3.61%
Mitsubishi UFJ Financial Group, Inc.	276,500	1,656,621
Mizuho Financial Group, Inc.	861,100	1,838,648
Sumitomo Mitsui Financial Group, Inc.	52,500	2,141,605

	Shares	Value

Financials (continued)
Wells Fargo & Co.(a)(b)	136,982	$5,066,964

		10,703,838

Diversified Financials 8.32%
Bank of America Corp.(a)(b)	882,719	10,751,518
BB&T Corp.	18,500	580,715
Citigroup, Inc.(a)(b)	301,626	13,343,934

		24,676,167

Insurance 4.47%
American International Group, Inc.(a)(b)(d)	341,876	13,271,626

Real Estate Investment Trusts 3.44%
American Homes 4 Rent(c)(d)	181,300	3,127,425
American Residential Properties, Inc.(a)(c)(d)	56,000	1,232,000
Ascendas Real Estate Investment Trust	1,370,000	2,871,770
Ascott Residence Trust	899,766	1,001,070
GLP J-REIT	1,124	1,207,164
Select Income REIT(a)(c)	29,700	785,565

		10,224,994

Real Estate Management & Development 0.31%
BHG S.A. - Brazil Hospitality Group(d)	42,939	442,830
Sonae Sierra Brasil S.A.	34,054	469,333

		912,163

Thrifts & Mortgage Finance 0.27%
Oritani Financial Corp.(a)	51,376	795,814

TOTAL FINANCIALS		71,036,260

Health Care 18.79%
Aetna, Inc.(a)(b)	36,613	1,871,657
Akorn, Inc.(a)(d)	133,600	1,847,688
Allergan, Inc.(a)	16,400	1,830,732
Amarin Corp. PLC - ADR(a)(b)(d)	140,700	1,042,587
Biogen Idec, Inc.(a)(b)(d)	8,124	1,567,201
Boston Scientific Corp.(a)(d)	213,600	1,668,216
Catamaran Corp.(a)(b)(d)	24,200	1,283,326
Celgene Corp.(a)(d)	30,600	3,546,846
Centene Corp.(a)(d)	76,300	3,360,252
Cigna Corp.(a)	36,600	2,282,742
Community Health Systems, Inc.(a)	63,241	2,996,991
Elan Corp. PLC(a)(d)	235,915	2,783,797
Express Scripts Holding Co.(a)(d)	48,300	2,784,495

16	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
March 31, 2013

	Shares	Value

Health Care (continued)
Forest Laboratories, Inc.(a)(b)(d)	20,212	$768,865
Gilead Sciences, Inc.(a)(d)	72,025	3,524,183
HCA Holdings, Inc.(a)(b)	100,915	4,100,176
Health Management Associates, Inc. - Class A(a)(b)(d)	161,200	2,074,644
Jazz Pharmaceuticals PLC(a)(d)	46,600	2,605,406
LifePoint Hospitals, Inc.(a)(d)	56,885	2,756,647
Merck & Co., Inc.(a)(b)	41,200	1,822,276
Pfizer, Inc.(a)(b)	152,700	4,406,922
Sinopharm Group Co., Ltd.	256,800	828,702
UnitedHealth Group, Inc.(a)	43,300	2,477,193
WellPoint, Inc.(a)	22,800	1,510,044

		55,741,588

Industrials 12.35%
Air China, Ltd. - H Shares	3,344,671	2,973,022
The Boeing Co.(a)(b)	25,378	2,178,701
Brenntag AG	12,517	1,954,277
Cia de Locacao das Americas(c)	337,400	2,011,961
Covanta Holding Corp.(a)	106,700	2,150,005
Edwards Group, Ltd. - ADR(a)(d)	104,400	840,420
Honeywell International, Inc.(a)(b)	75,300	5,673,855
IHI Corp.	285,251	863,616
MRC Global, Inc.(a)(d)	40,174	1,322,930
Owens Corning(a)(b)(d)	68,007	2,681,516
Sensata Technologies Holding NV(a)(b)(d)	97,508	3,205,088
TransDigm Group, Inc.(a)(b)	35,894	5,488,910
UTi Worldwide, Inc.(a)	53,400	773,232
WABCO Holdings, Inc.(a)(b)(d)	64,176	4,530,184

		36,647,717

Information Technology 17.31%
ACI Worldwide, Inc.(a)(d)	17,100	835,506
Altera Corp.(a)	42,900	1,521,663
Analog Devices, Inc.(a)	29,100	1,352,859
Apple, Inc.(a)(b)	5,600	2,478,728
Canon, Inc.	27,200	996,866
Ciena Corp.(a)(d)	88,400	1,415,284
eBay, Inc.(a)(b)(d)	93,600	5,074,992
EMC Corp.(a)(d)	26,388	630,409
FleetCor Technologies, Inc.(a)(d)	13,328	1,021,858
Google, Inc. - Class A (a)(b)(d)	15,621	12,403,543
JDS Uniphase Corp.(a)(d)	104,100	1,391,817

	Shares	Value

Information Technology (continued)
Jive Software, Inc.(a)(d)	104,900	$1,594,480
Maxim Integrated Products, Inc.(a)	25,300	826,045
Mellanox Technologies, Ltd.(a)(b)(d)	65,900	3,658,109
Microchip Technology, Inc.(a)	30,400	1,117,504
Micron Technology, Inc.(a)(d)	320,310	3,196,694
NXP Semiconductor NV(a)(b)(d)	122,924	3,719,680
ON Semiconductor Corp.(a)(d)	434,372	3,596,600
SanDisk Corp.(d)	34,100	1,875,500
ViaSat, Inc.(a)(b)(d)	54,794	2,654,221

		51,362,358

Materials 2.65%
Graphic Packaging Holding Co.(a)(d)	249,287	1,867,160
Martin Marietta Materials, Inc.(a)(b)	22,365	2,281,677
Silgan Holdings, Inc.(a)	17,817	841,853
WR Grace & Co.(a)(b)(d)	37,200	2,883,372

		7,874,062

Telecommunication Services 0.25%
China Telecom Corp., Ltd. - Class H	1,452,000	731,373

Utilities 0.55%
China Resources Power Holdings Co., Ltd.	264,000	790,720
National Fuel Gas Co.(a)	13,901	852,826

		1,643,546

TOTAL COMMON STOCKS (Cost $ 341,792,067)		370,419,457

EXCHANGE TRADED FUNDS 1.10%
ChinaAMC ETF Series - ChinaAMC CSI 300 Index ETF CNY RQFII(d)	498,937	1,989,308
CSOP FTSE China A50 ETF CNY RQFII(d)	970,429	1,267,644

TOTAL EXCHANGE TRADED FUNDS (Cost $ 3,558,531)		3,256,952

Annual Report | March 31, 2013	17

Statement of Investments	Clough Global Equity Fund
March 31, 2013

	Shares	Value

PREFERRED STOCKS 0.38%
The Goodyear Tire & Rubber Co., 5.875%(a)	26,000	$1,131,260

TOTAL PREFERRED STOCKS (Cost $1,301,625)		1,131,260

Description and Maturity Date	Principal Amount	Value

CORPORATE BONDS 0.29%
TAM Capital 2, Inc. 01/29/2020, 9.500% (a)(e)	$775,000	865,094

TOTAL CORPORATE BONDS (Cost $763,253)		865,094

GOVERNMENT & AGENCY OBLIGATIONS 15.60%
U.S. Treasury Bonds
11/15/2026, 6.500% (a)	1,850,000	2,764,305
11/15/2028, 5.250% (a)	1,800,000	2,440,969
02/15/2031, 5.375% (a)	2,175,000	3,029,027
11/15/2041, 3.125% (a)	3,900,000	3,931,687
02/15/2042, 3.125%	2,700,000	2,719,408
U.S. Treasury Notes
02/15/2018, 3.500% (a)	5,230,000	5,924,204
05/15/2018, 3.875% (a)	4,900,000	5,664,479
01/31/2019, 1.250% (a)	4,055,000	4,125,330
11/15/2019, 3.375% (a)	6,670,000	7,641,319
05/15/2020, 3.500% (a)	4,110,000	4,749,939
08/15/2020, 2.625% (a)	3,000,000	3,279,843

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $46,457,584)		46,270,510

	Shares/Principal Amount	Value

SHORT-TERM INVESTMENTS 5.13%
Money Market Fund
Dreyfus Treasury Prime Money Market Fund (0.000% 7-day yield)(f)	13,229,693	13,229,693

U.S. Treasury Bills
U.S. Treasury Bills Discount Notes 06/20/2013, 0.116%(g)	$2,000,000	1,999,722

TOTAL SHORT-TERM INVESTMENTS (Cost $15,229,176)		15,229,415

		Value

Total Investments - 147.34% (Cost $409,102,236)		$437,172,688

Liabilities in Excess of Other Assets - (47.34%)		(140,463,071)

NET ASSETS - 100.00%		$296,709,617

SCHEDULE OF SECURITIES SOLD SHORT (d)	Shares	Value

COMMON STOCKS (15.47%)
Energy (1.20%)
Construction & Engineering (0.29%)
Fluor Corp.	(13,000)	$(862,290)

Oil Leveraged Exploration & Production (0.91%)
Petroleo Brasileiro S.A. - ADR	(163,136)	(2,703,164)

TOTAL ENERGY		(3,565,454)

Financials (3.89%)
Capital Markets (0.64%)
Deutsche Bank AG	(48,414)	(1,893,955)

Commercial Banks (3.25%)
BNP Paribas S.A.	(29,806)	(1,529,806)
Credit Agricole S.A.	(174,070)	(1,433,848)
Intesa Sanpaolo SpA	(638,415)	(934,561)
Lloyds Banking Group PLC	(5,277,991)	(3,904,782)
Societe Generale S.A.	(32,352)	(1,062,890)
UniCredit SpA	(182,023)	(776,979)

		(9,642,866)

TOTAL FINANCIALS		(11,536,821)

Health Care (1.12%)
Owens & Minor, Inc.	(35,633)	(1,160,210)
Waters Corp.	(23,200)	(2,178,712)

		(3,338,922)

Industrials (4.24%)
Caterpillar, Inc.	(68,300)	(5,940,051)
Sandvik AB	(227,648)	(3,500,369)
Siemens AG	(7,923)	(853,420)
United Technologies Corp.	(24,600)	(2,298,378)

		(12,592,218)

Information Technology (3.81%)
F5 Networks, Inc.	(28,000)	(2,494,240)
Freescale Semiconductor, Ltd.	(126,088)	(1,877,450)

18	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
March 31, 2013

SCHEDULE OF SECURITIES SOLD SHORT (d)	Shares	Value

Information Technology (continued)
International Business Machines Corp.	(19,600)	$(4,180,680)
Teradyne, Inc.	(47,300)	(767,206)
Texas Instruments, Inc.	(55,800)	(1,979,784)

		(11,299,360)

Materials (1.21%)
Alcoa, Inc.	(97,800)	(833,256)
ArcelorMittal	(93,098)	(1,199,347)
Fortescue Metals Group, Ltd.	(130,637)	(535,888)
Vale S.A. - ADR	(58,436)	(1,010,359)

		(3,578,850)

TOTAL COMMON STOCKS (Proceeds $45,556,747)		(45,911,625)

EXCHANGE TRADED FUNDS (22.78%)
iShares® FTSE China 25 Index Fund	(123,940)	(4,573,386)
iShares® MSCI Emerging Markets Index Fund	(275,600)	(11,790,168)
iShares® MSCI France Index Fund	(10,515)	(244,053)
iShares® MSCI Hong Kong Index Fund	(32,147)	(637,796)
iShares® MSCI South Korea Capped Index Fund	(20,900)	(1,242,087)
Market Vectors® Oil Service ETF	(109,808)	(4,715,156)
Powershares QQQ ™ Trust Series 1	(241,809)	(16,677,567)
SPDR® S&P 500® ETF Trust	(99,350)	(15,553,243)
United States Natural Gas Fund LP	(267,015)	(5,842,288)
United States Oil Fund LP	(181,341)	(6,303,413)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $65,866,373)		(67,579,157)

TOTAL SECURITIES SOLD SHORT (Proceeds $111,423,120)		$(113,490,782)

Annual Report | March 31, 2013	19

Statement of Investments	Clough Global Equity Fund
March 31, 2013

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings as of March 31, 2013. (See Note 1 and Note 6)
(b)	Loaned security; a portion or all of the security is on loan at March 31, 2013.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2013, these securities had a total value of $16,910,007 or 5.70% of net assets.

(d)	Non-income producing security.
(e)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of March 31, 2013, the aggregate market value of those securities was $865,094, representing 0.29% of net assets.

(f)	Less than 0.0005%.
(g)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Total Return Swap Contracts

Counter Party	Reference Entry/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Loss

Morgan Stanley	Annui Conch Cement Co., Ltd.	$1,702,413	55 Bps + 1D FEDEF	1D FEDEF	6/19/2014	$(252,531)
Morgan Stanley	Bharti Infratel, Ltd.	2,468,093	30 Bps + 1D FEDEF	1D FEDEF	12/24/2014	(455,184)
Morgan Stanley	Citic Securities Co., Ltd.	2,434,134	55 Bps + 1D FEDEF	1D FEDEF	6/19/2014	(379,294)
Morgan Stanley	Daqin Railway Co., Ltd.	816,958	55 Bps + 1D FEDEF	1D FEDEF	6/19/2014	(37,690)
Morgan Stanley	Daqin Railway Co., Ltd.	1,868,700	55 Bps + 1D FEDEF	1D FEDEF	6/17/2013	(75,256)

		$9,290,298				$(1,199,955)

See Notes to the Financial Statements.
20	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
March 31, 2013

	Shares	Value

COMMON STOCKS 114.17%
Consumer Discretionary 23.37%
Allison Transmission Holdings,Inc.(a)(b)(c)	421,758	$10,126,410
Arcos Dorados Holdings, Inc. - Class A (a)(b)	206,600	2,727,120
Arezzo Industria e Comercio S.A.	92,080	1,841,828
Ascena Retail Group, Inc.(a)(d)	163,700	3,036,635
BorgWarner, Inc.(a)(b)(d)	72,800	5,630,352
Bosideng International Holdings, Ltd.	10,128,233	3,144,462
Carnival Corp.(a)	117,100	4,016,530
Charter Communications, Inc.(a)(b)(d)	83,000	8,646,940
Cia Hering	87,300	1,561,744
Denso Corp.	56,800	2,398,470
Don Quijote Co., Ltd.	35,500	1,570,696
Geely Automobile Holdings, Ltd.	8,410,000	4,084,444
Great Wall Motor Co., Ltd.	846,500	2,867,994
H&R Block, Inc.(a)(b)	266,620	7,843,960
Honda Motor Co., Ltd.	62,078	2,374,046
Imax Corp.(a)(d)	79,700	2,130,381
Lamar Advertising Co. - Class A(a)(b)(d)	95,070	4,621,353
Liberty Global, Inc. - Class A(a)(b)(d)	149,207	10,951,794
Liberty Global, Inc. - Series C(a)(d)	52,000	3,568,760
Liberty Interactive Corp. - Class A(a)(b)(d)	301,402	6,443,975
Liberty Media Corp.(a)(b)(d)	95,256	10,633,427
Liberty Ventures - Series A(a)(b)(d)	162,945	12,315,383
Man Wah Holdings, Ltd.	6,430,900	6,147,114
Michael Kors Holdings, Ltd.(a)(d)	38,883	2,208,166
News Corp. - Class A(a)	113,732	3,471,101
Orient-Express Hotels, Ltd. - Class A(a)(d)	227,014	2,238,358
Sally Beauty Holdings, Inc.(a)(b)(d)	264,683	7,776,387
Samsonite International S.A.	1,136,400	2,840,067
Sands China, Ltd.	132,400	686,514
Service Corp. International(a)	129,900	2,173,227
Signet Jewelers, Ltd.(a)	60,300	4,040,100
Starz - Liberty Capital(a)(d)	64,056	1,418,840
Time Warner, Inc.(a)	89,336	5,147,540
Toyota Motor Corp.	109,700	5,622,802
UNICASA Industria de Moveis S.A.(c)	268,600	1,295,979
Viacom, Inc. - Class B(a)(b)	157,100	9,672,647

	Shares	Value
Consumer Discretionary (continued)
Wyndham Worldwide Corp.(a)	150,900	$9,730,032

		177,005,578

Consumer Staples 3.59%
Brazil Pharma S.A.(c)	790,115	5,513,112
China Resources Enterprise, Ltd.	490,000	1,451,843
Green Mountain Coffee Roasters, Inc.(a)(b)(d)	63,342	3,595,292
Kirin Holdings Co., Ltd.	233,000	3,739,980
M Dias Branco S.A.	52,200	2,079,475
Mead Johnson Nutrition Co.(a)(b)	92,200	7,140,890
Vinda International Holdings, Ltd.	2,565,714	3,662,213

		27,182,805

Energy 16.77%
Natural Gas Leveraged Exploration & Production 1.21%
Cabot Oil & Gas Corp.(a)(b)	78,100	5,280,341
Range Resources Corp.(a)(b)	47,800	3,873,712

		9,154,053

Non-North American Producers 0.90%
InterOil Corp.(d)	89,594	6,818,999

Oil Leveraged Exploration & Production 4.42%
Anadarko Petroleum Corp.(a)(b)	63,794	5,578,785
Continental Resources, Inc.(a)(d)	33,700	2,929,541
EOG Resources, Inc.(a)	21,300	2,727,891
Gulfport Energy Corp.(a)(b)(d)	151,158	6,927,571
Kodiak Oil & Gas Corp.(a)(b)(d)	650,200	5,910,318
Noble Energy, Inc.(a)(b)	14,000	1,619,240
Oasis Petroleum, Inc.(a)(d)	137,700	5,242,239
Whiting Petroleum Corp.(a)(d)	50,700	2,577,588

		33,513,173

Oil Services & Drillers 8.32%
Cameron International Corp.(a)(b)(d)	141,282	9,211,586
Diamond Offshore Drilling, Inc.(a)	67,694	4,708,795
Ensco PLC - Sponsored ADR - Class A(a)	75,400	4,524,000
FMC Technologies, Inc.(a)(d)	57,000	3,100,230
Halliburton Co.(a)(b)	165,300	6,679,773

Annual Report | March 31, 2013	21

Statement of Investments	Clough Global Opportunities Fund
March 31, 2013

	Shares	Value

Energy (continued)
National Oilwell Varco, Inc.(a)(b)	96,724	$6,843,223
Noble Corp.(a)(b)	113,525	4,330,979
Oil States International, Inc.(a)(b)(d)	41,036	3,347,307
Schlumberger, Ltd.(a)	26,200	1,962,118
Superior Energy Services, Inc.(a)(d)	188,326	4,890,826
Transocean, Ltd.(a)(d)	86,606	4,500,048
Weatherford International, Ltd.(a)(b)(d)	736,624	8,942,615

		63,041,500

Tankers 1.92%
Golar LNG, Ltd.(a)(b)	392,958	14,523,728

TOTAL ENERGY		127,051,453

Energy Infrastructure & Capital Equipment 0.64%
Dresser-Rand Group, Inc.(a)(d)	78,100	4,815,646

Financials 22.90%
Business Development Corporations 1.32%
Golub Capital BDC, Inc.(a)	226,900	3,746,119
Medley Capital Corp.(a)	36,615	580,348
PennantPark Investment Corp.(a)	217,489	2,455,451
Solar Senior Capital, Ltd.(a)	167,431	3,214,675

		9,996,593

Capital Markets 2.12%
CITIC Securities Co., Ltd. - Class H	915,445	1,978,882
Daiwa Securities Group, Inc.	772,000	5,429,054
Haitong Securities Co., Ltd.(c)(d)	2,218,182	3,046,141
Indochina Capital Vietnam
Holdings, Ltd.(c)(d)	25,655	23,859
Nomura Holdings, Inc.	907,100	5,588,973

		16,066,909

Commercial Banks 3.47%
Mitsubishi UFJ Financial Group, Inc.	637,500	3,819,514
Mizuho Financial Group, Inc.	2,001,700	4,274,092
Sumitomo Mitsui Financial Group, Inc.	124,900	5,094,981
Wells Fargo & Co.(a)(b)	353,528	13,077,001

		26,265,588

	Shares	Value

Financials (continued)
Diversified Financials 7.87%
Bank of America Corp.(a)(b)	2,157,881	$26,282,991
BB&T Corp.	47,600	1,494,164
Citigroup, Inc.(a)(b)	719,338	31,823,513

		59,600,668

Insurance 4.32%
American International Group, Inc.(a)(b)(d)	842,640	32,711,285

Real Estate Investment Trusts 3.49%
American Homes 4 Rent(c)(d)	463,700	7,998,825
American Residential Properties, Inc.(a)(c)(d)	145,000	3,190,000
Ascendas Real Estate Investment Trust	3,597,000	7,539,968
Ascott Residence Trust	2,342,253	2,605,965
GLP J-REIT	2,886	3,099,534
Select Income REIT(a)(c)	77,000	2,036,650

		26,470,942

Real Estate Management & Development 0.31%
BHG S.A. - Brazil Hospitality Group(d)	111,949	1,154,530
Sonae Sierra Brasil S.A.	89,108	1,228,088

		2,382,618

TOTAL FINANCIALS		173,494,603

Health Care 17.50%
Aetna, Inc.(a)(b)	95,462	4,880,017
Akorn, Inc.(a)(d)	274,300	3,793,569
Allergan, Inc.(a)	42,500	4,744,275
Amarin Corp. PLC - ADR(a)(b)(d)	309,500	2,293,395
Biogen Idec, Inc.(a)(b)(d)	19,599	3,780,843
Boston Scientific Corp.(a)(d)	457,500	3,573,075
Catamaran Corp.(a)(b)(d)	56,200	2,980,286
Celgene Corp.(a)(d)	75,300	8,728,023
Centene Corp.(a)(b)(d)	170,800	7,522,032
Cigna Corp.(a)	81,100	5,058,207
Community Health Systems, Inc.(a)(b)	140,228	6,645,405
Elan Corp. PLC(a)(d)	543,397	6,412,085
Express Scripts Holding Co.(a)(d)	110,000	6,341,500
Forest Laboratories, Inc.(a)(b)(d)	100,529	3,824,123
Gilead Sciences, Inc.(a)(d)	174,548	8,540,634
HCA Holdings, Inc.(a)(b)	246,747	10,025,331
Health Management Associates, Inc. - Class A(a)(b)(d)	419,942	5,404,653

22	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
March 31, 2013

	Shares	Value

Health Care (continued)
Jazz Pharmaceuticals PLC(a)(d)	106,500	$5,954,415
LifePoint Hospitals, Inc.(a)(d)	137,399	6,658,356
Merck & Co., Inc.(a)(b)	92,000	4,069,160
Pfizer, Inc.(a)(b)	340,100	9,815,286
Sinopharm Group Co., Ltd.	660,000	2,129,841
UnitedHealth Group, Inc.(a)	103,100	5,898,351
WellPoint, Inc.(a)	52,300	3,463,829

		132,536,691

Industrials 10.73%
Air China, Ltd. - H Shares	7,886,695	7,010,351
The Boeing Co.(a)	65,271	5,603,515
Brenntag AG	32,697	5,104,977
Cia de Locacao das Americas(c)	871,500	5,196,870
Covanta Holding Corp.(a)	230,700	4,648,605
Honeywell International, Inc.(a)(b)	165,000	12,432,750
MRC Global, Inc.(a)(d)	102,755	3,383,722
Owens Corning(a)(b)(d)	170,389	6,718,438
Sensata Technologies Holding NV(a)(b)(d)	227,770	7,486,800
TransDigm Group, Inc.(a)(b)	75,162	11,493,773
UTi Worldwide, Inc.(a)	129,400	1,873,712
WABCO Holdings, Inc.(a)(b)(d)	146,560	10,345,670

		81,299,183

Information Technology 15.20%
ACI Worldwide, Inc.(a)(d)	40,900	1,998,374
Altera Corp.(a)	88,200	3,128,454
Analog Devices, Inc.(a)	74,700	3,472,803
Apple, Inc.(a)(b)	12,500	5,532,875
Canon, Inc.	59,900	2,195,305
Ciena Corp.(a)(d)	191,000	3,057,910
eBay, Inc.(a)(b)(d)	229,200	12,427,224
EMC Corp.(d)	67,822	1,620,267
Google, Inc. - Class A(a)(b)(d)	37,907	30,099,295
JDS Uniphase Corp.(a)(d)	224,900	3,006,913
Jive Software, Inc.(a)(d)	224,600	3,413,920
Maxim Integrated Products, Inc.(a)	48,800	1,593,320
Mellanox Technologies, Ltd.(a)(b)(d)	155,700	8,642,907
Microchip Technology, Inc.(a)	58,600	2,154,136
Micron Technology, Inc.(a)(b)(d)	747,514	7,460,190
NXP Semiconductor NV(a)(b)(d)	227,887	6,895,861

	Shares	Value

Information Technology (continued)
ON Semiconductor Corp.(a)(b)(d)	941,271	$7,793,724
SanDisk Corp.(d)	87,700	4,823,500
ViaSat, Inc.(a)(b)(d)	120,339	5,829,221

		115,146,199

Materials 2.65%
Graphic Packaging Holding Co.(a)(d)	648,731	4,858,995
Martin Marietta Materials, Inc.(a)(b)	58,237	5,941,339
Silgan Holdings, Inc.(a)	36,533	1,726,184
WR Grace & Co.(a)(b)(d)	97,400	7,549,474

		20,075,992

Telecommunication Services 0.25%
China Telecom Corp., Ltd. - Class H	3,756,000	1,891,899

Utilities 0.57%
China Resources Power Holdings Co., Ltd.	692,000	2,072,643
National Fuel Gas Co.(a)	36,300	2,227,005

		4,299,648

TOTAL COMMON STOCKS (Cost $788,608,907)		864,799,697

EXCHANGE TRADED FUNDS 1.00%
ChinaAMC ETF Series - ChinaAMC CSI 300 Index ETF CNY RQFII(d)	1,067,411	4,255,866
CSOP FTSE China A50 ETF CNY RQFII(d)	2,503,368	3,270,079

TOTAL EXCHANGE TRADED FUNDS (Cost $8,249,207)		7,525,945

PREFERRED STOCKS 0.39%
The Goodyear Tire & Rubber Co., 5.875%(a)	67,800	2,949,978

TOTAL PREFERRED STOCKS (Cost $3,394,237)		2,949,978

Annual Report | March 31, 2013	23

Statement of Investments	Clough Global Opportunities Fund
March 31, 2013

Description and Maturity Date	Principal Amount	Value

CORPORATE BONDS 0.87%
Provident Bank of Maryland 05/01/2018, 9.500% (a)	$4,000,000	$4,123,656
TAM Capital 2, Inc. 01/29/2020, 9.500% (a)(e)	2,205,000	2,461,331

TOTAL CORPORATE BONDS (Cost $6,304,003)		6,584,987

GOVERNMENT & AGENCY OBLIGATIONS 23.05%
U.S. Treasury Bonds
11/15/2026, 6.500% (a)	5,300,000	7,919,361
11/15/2028, 5.250% (a)	4,650,000	6,305,837
02/15/2031, 5.375% (a)	7,850,000	10,932,350
11/15/2041, 3.125% (a)	10,100,000	10,182,062
02/15/2042, 3.125%	7,000,000	7,050,316
U.S. Treasury Notes
02/15/2018, 3.500% (a)	9,230,000	10,455,144
05/15/2018, 3.875% (a)	15,500,000	17,918,248
01/31/2019, 1.250% (a)	10,230,000	10,407,429
11/15/2019, 3.375% (a)	31,395,000	35,966,897
05/15/2020, 3.500% (a)	11,000,000	12,712,733
08/15/2020, 2.625% (a)	23,065,000	25,216,526
11/15/2021, 2.000% (a)	18,935,000	19,545,957

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $175,761,544)		174,612,860

	Number of Contracts	Value

CALL OPTIONS PURCHASED 0.10%
Micron Technology, Inc., Expires April, 2013, Exercise Price $9.00	7,000	752,500

TOTAL CALL OPTIONS PURCHASED (Cost $686,404)		752,500

	Shares/Principal Amount	Value

SHORT-TERM INVESTMENTS 10.19%
Money Market Fund
Dreyfus Treasury Prime Money Market Fund (0.000% 7-day yield)(f)	54,183,505	54,183,505

U.S. Treasury Bills
U.S. Treasury Bills Discount Notes 06/20/2013, 0.116%(g)	$11,000,000	10,998,471

	Principal Amount	Value

SHORT-TERM INVESTMENTS (continued)
10/17/2013, 0.127%(a)(g)	$12,000,000	$11,993,868

		22,992,339

TOTAL SHORT-TERM INVESTMENTS (Cost $77,172,197)		77,175,844

Total Investments - 149.77% (Cost $ 1,060,176,499)		1,134,401,811

Liabilities in Excess of Other Assets - (49.77%)		(376,949,952)

NET ASSETS - 100.00%		$757,451,859

SCHEDULE OF SECURITIES SOLD SHORT (d)	Shares	Value

COMMON STOCKS (14.67%)
Energy (1.22%)
Construction & Engineering (0.29%)
Fluor Corp.	(33,400)	$(2,215,422)

Oil Leveraged Exploration & Production (0.93%)
Petroleo Brasileiro S.A. - ADR	(423,207)	(7,012,540)

TOTAL ENERGY		(9,227,962)

Financials (3.88%)
Capital Markets (0.61%)
Deutsche Bank AG	(118,044)	(4,617,881)

Commercial Banks (3.27%)
BNP Paribas S.A.	(77,668)	(3,986,344)
Credit Agricole S.A.	(454,366)	(3,742,701)
Intesa Sanpaolo SpA	(1,666,636)	(2,439,751)
Lloyds Banking Group PLC	(13,253,619)	(9,805,338)
Societe Generale S.A.	(84,545)	(2,777,634)
UniCredit SpA	(464,705)	(1,983,628)

		(24,735,396)

TOTAL FINANCIALS		(29,353,277)

Health Care (0.94%)
Owens & Minor, Inc.	(76,341)	(2,485,663)
Waters Corp.	(49,200)	(4,620,372)

		(7,106,035)

Industrials (4.18%)
Caterpillar, Inc.	(174,900)	(15,211,053)
Sandvik AB	(591,007)	(9,087,462)
Siemens AG	(20,228)	(2,178,843)

24	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
March 31, 2013

SCHEDULE OF SECURITIES SOLD SHORT (d)	Shares	Value

Industrials (continued)
United Technologies Corp.	(55,500)	$(5,185,365)

		(31,662,723)

Information Technology (3.28%)
F5 Networks, Inc.	(61,100)	(5,442,788)
Freescale Semiconductor, Ltd.	(305,876)	(4,554,494)
International Business Machines Corp.	(46,700)	(9,961,110)
Teradyne, Inc.	(121,400)	(1,969,108)
Texas Instruments, Inc.	(82,500)	(2,927,100)

		(24,854,600)

Materials (1.17%)
Alcoa, Inc.	(251,200)	(2,140,224)
ArcelorMittal	(213,866)	(2,755,157)
Fortescue Metals Group, Ltd.	(337,576)	(1,384,776)
Vale S.A. - ADR	(150,949)	(2,609,908)

		(8,890,065)

TOTAL COMMON STOCKS (Proceeds $110,032,170)		(111,094,662)

EXCHANGE TRADED FUNDS (22.68%)
iShares® FTSE China 25 Index Fund	(317,365)	(11,710,769)
iShares® MSCI Emerging Markets Index Fund	(706,200)	(30,211,236)
iShares® MSCI France Index Fund	(27,230)	(632,008)
iShares® MSCI Hong Kong Index Fund	(82,473)	(1,636,264)
iShares® MSCI South Korea Capped Index Fund	(50,200)	(2,983,386)
Market Vectors® Oil Service ETF	(283,210)	(12,161,037)
Powershares QQQ ™ Trust Series 1	(625,861)	(43,165,633)
SPDR® S&P 500® ETF Trust	(257,250)	(40,272,488)
United States Natural Gas Fund LP	(593,743)	(12,991,097)
United States Oil Fund LP	(462,218)	(16,066,698)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $167,389,888)		(171,830,616)

TOTAL SECURITIES SOLD SHORT (Proceeds $277,422,058)		$(282,925,278)

Annual Report | March 31, 2013	25

Statement of Investments	Clough Global Opportunities Fund
March 31, 2013

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings as of March 31, 2013. (See Note 1 and Note 6)
(b)	Loaned security; a portion or all of the security is on loan at March 31, 2013.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2013, these securities had a total value of $38,427,846 or 5.07% of net assets.

(d)	Non-income producing security.
(e)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of March 31, 2013, the aggregate market value of those securities was $2,461,331, representing 0.32% of net assets.

(f)	Less than 0.0005%.
(g)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Total Return Swap Contracts

Counter Party	Reference Entry/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Loss

Credit Suisse First Boston	Daqin Railway Co., Ltd.	$1,618,020	75 Bps + 1-Month LIBOR	LIBOR 1-Month	8/26/2014	$(32,711)
Morgan Stanley	Bharti Infratel, Ltd.	6,471,229	30 Bps + 1D FEDEF	1D FEDEF	12/30/2014	(1,193,472)
Morgan Stanley	Citic Securities Co., Ltd.	6,241,939	55 Bps + 1D FEDEF	1D FEDEF	6/19/2014	(972,649)
Morgan Stanley	Daqin Railway Co., Ltd.	3,664,039	55 Bps + 1D FEDEF	1D FEDEF	6/19/2014	(202,533)

		$17,995,227				$(2,401,365)

See Notes to the Financial Statements.
26	www.cloughglobal.com

Clough Global Funds	Statement of Investments
March 31, 2013

Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

AB - Aktiebolag is the Swedish equivalent of the term corporation

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

Bps - Basis Points

CNY - Chinese Yuan Renminbi

CSI - China Securities Index Company Limited

CSOP - China Southern Asset Management

ETF - Exchange Traded Fund

FTSE - Financial Times and the London Stock Exchange

LP - Limited Partnership

Ltd. - Limited

MSCI - Morgan Stanley Capital International

NV - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Liability

REIT - Real Estate Investment Trust

RQFII - Renminbi Qualified Foreign Institutional Investors

S.A. - Generally designates corporations in various countries, mostly those employing the civil law

SpA - Societa` Per Azioni is an Italian shared company

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipt

For Fund compliance purposes, each Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to the Financial Statements.
Annual Report | March 31, 2013	27

Statements of Assets and Liabilities	Clough Global Funds
March 31, 2013

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund

ASSETS:

Investments, at value (Cost - see below)	$267,663,323	$437,172,688	$1,134,401,811
Foreign Currency, at value (Cost $8,633, $14,018 and $36,461)	8,633	14,017	36,459
Deposit with broker for securities sold short	69,072,139	115,094,100	288,724,152
Deposit with broker for total return swap contracts	3,850,739	9,222,940	17,120,506
Dividends receivable	202,045	367,910	852,151
Interest receivable	365,746	438,395	1,736,223
Receivable for investments sold	10,183,297	13,195,836	23,790,622

Total Assets	351,345,922	575,505,886	1,466,661,924

LIABILITIES:

Due to custodian	602,714	1,008,842	2,452,399
Loan payable	89,800,000	147,000,000	388,900,000
Interest due on loan payable	12,881	21,086	55,786
Securities sold short (Proceeds $65,682,232, $111,423,120 and $277,422,058)	66,983,318	113,490,782	282,925,278
Payable for investments purchased	11,720,236	15,400,543	30,625,097
Unrealized depreciation on total return swap contracts	568,534	1,199,955	2,401,365
Dividends payable - short sales	29,277	47,574	123,926
Interest payable - margin account	30,756	42,497	130,312
Accrued investment advisory fee	201,780	427,853	1,205,202
Accrued administration fee	82,153	152,126	385,664
Accrued trustees fee	4,971	4,971	4,971
Other payables and accrued expenses	40	40	65

Total Liabilities	170,036,660	278,796,269	709,210,065

Net Assets	$181,309,262	$296,709,617	$757,451,859

Cost of Investments	$253,188,005	$409,102,236	$1,060,176,499

COMPOSITION OF NET ASSETS:

Paid-in capital	$166,087,962	$266,419,905	$733,569,470
Overdistributed net investment income	(1,019,963)	(2,013,693)	(5,320,120)
Accumulated net realized gain/(loss) on investment securities, written options, total return swap contracts, securities sold short and foreign currency transactions	3,637,097	7,502,996	(37,111,674)
Net unrealized appreciation in value of investment securities, written options, total return swap contracts, securities sold short and translation of assets and liabilities denominated in foreign currency	12,604,166	24,800,409	66,314,183

Net Assets	$181,309,262	$296,709,617	$757,451,859

Shares of common stock outstanding of no par value, unlimited shares authorized	10,434,606	17,840,705	51,736,859

Net assets value per share	$17.38	$16.63	$14.64

See Notes to the Financial Statements.

28	www.cloughglobal.com

Clough Global Funds	Statements of Operations
For the Year Ended March 31, 2013

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $70,125, $115,993 and $283,059)	$4,417,103	$7,799,345	$18,716,677
Interest on investment securities	712,340	784,896	2,806,077
Hypothecated securities income (See Note 6)	107,608	172,215	501,159

Total Income	5,237,051	8,756,456	22,023,913

EXPENSES:

Investment advisory fee	2,142,138	4,495,628	12,957,443
Administration fee	872,156	1,598,446	4,146,382
Interest on loan	1,180,722	1,932,809	5,113,396
Interest expense - margin account	269,047	444,573	1,145,258
Trustees fee	127,364	127,563	127,563
Dividend expense - short sales	688,498	1,121,623	2,920,235
Other expenses	26,838	19,758	21,502

Total Expenses	5,306,763	9,740,400	26,431,779

Net Investment Loss	(69,712)	(983,944)	(4,407,866)

NET REALIZED GAIN/(LOSS) ON:
Investment securities	24,958,582	40,944,160	85,789,337
Securities sold short	3,273,485	5,058,198	14,018,291
Written options	1,756,731	2,891,304	7,011,300
Total return swap contracts	(112,013)	(174,134)	(473,796)
Foreign currency transactions	(736,407)	(1,185,512)	(3,066,474)
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	(2,632,864)	(1,538,547)	9,736,891
Securities sold short	(2,291,702)	(3,687,914)	(9,730,672)
Written options	135,484	223,842	650,071
Total return swap contracts	(568,534)	(1,199,955)	(2,401,365)
Translation of assets and liabilities denominated in foreign currencies	(2,585)	(4,143)	(11,019)

Net gain on investment securities, securities sold short, written options, total return swap contracts and foreign currency transactions	23,780,177	41,327,299	101,522,564

Net Increase in Net Assets Attributable to Common Shares from Operations	$23,710,465	$40,343,355	$97,114,698

See Notes to the Financial Statements.

Annual Report | March 31, 2013	29

Statements of Changes in Net Assets	Clough Global Funds

	Clough Global Allocation Fund		Clough Global Equity Fund		Clough Global Opportunities Fund

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012

COMMON SHAREHOLDERS OPERATIONS:

Net investment income/(loss)	$(69,712)	$2,710,451	$(983,944)	$3,679,630	$(4,407,866)	$7,360,979
Net realized gain/(loss) from:
Investment securities	24,958,582	3,921,480	40,944,160	5,899,035	85,789,337	22,058,687
Securities sold short	3,273,485	(3,187,186)	5,058,198	(5,060,458)	14,018,291	(13,376,652)
Written options	1,756,731	533,161	2,891,304	888,686	7,011,300	2,113,455
Total return swap contracts	(112,013)	–	(174,134)	–	(473,796)	–
Foreign currency transactions	(736,407)	513,129	(1,185,512)	855,880	(3,066,474)	2,193,963
Net change in unrealized appreciation/(depreciation) on investment securities, securities sold short, total return swap contracts, written options and translation of assets and liabilities denominated in foreign currencies	(5,360,201)	(13,351,122)	(6,206,717)	(22,860,951)	(1,756,094)	(61,439,158)

Net Increase/(Decrease) in Net Assets From Operations	23,710,465	(8,860,087)	40,343,355	(16,598,178)	97,114,698	(41,088,726)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	(9,391,145)	(12,521,527)	(15,521,413)	(20,279,371)	(55,875,807)	(54,503,782)
Net realized gains	(3,130,382)	–	(5,173,804)	–	–	–
Tax return of capital	–	–	–	(415,846)	–	(1,372,025)

Net Decrease in Net Assets from Distributions	(12,521,527)	(12,521,527)	(20,695,217)	(20,695,217)	(55,875,807)	(55,875,807)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	11,188,938	(21,381,614)	19,648,138	(37,293,395)	41,238,891	(96,964,533)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	170,120,324	191,501,938	277,061,479	314,354,874	716,212,968	813,177,501

End of period*	$181,309,262	$170,120,324	$296,709,617	$277,061,479	$757,451,859	$716,212,968

* Includes Overdistributed Net Investment Income of:	$(1,019,963)	$(194,347)	$(2,013,693)	$(484,189)	$(5,320,120)	$(1,841,611)

See Notes to the Financial Statements.

30	www.cloughglobal.com

Clough Global Funds	Statements of Cash Flows
March 31, 2013

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$23,710,465	$40,343,355	$97,114,698
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(561,312,166)	(923,575,326)	(2,306,707,617)
Proceeds from disposition of investment securities	572,155,103	919,940,630	2,338,848,984
Proceeds from securities sold short transactions	249,603,069	415,844,355	1,057,199,069
Cover securities sold short transactions	(230,293,367)	(380,327,262)	(977,008,394)
Premiums received from written options transactions	1,889,477	3,105,788	7,733,811
Premiums paid on closing written options transactions	(173,155)	(281,248)	(1,324,088)
Purchased options transactions	(4,832,478)	(7,962,002)	(20,827,392)
Proceeds from purchased options transactions	1,035,798	1,700,740	10,404,590
Net proceeds from short-term investment securities	9,163,533	39,880,563	57,026,515
Net realized gain from investment securities	(24,958,582)	(40,944,160)	(85,789,337)
Net realized gain on securities sold short	(3,273,485)	(5,058,198)	(14,018,291)
Net realized loss on total return swap contracts	112,013	174,134	473,796
Net realized gain on written options	(1,756,731)	(2,891,304)	(7,011,300)
Net realized loss on foreign currency transactions	736,407	1,185,512	3,066,474
Net change in unrealized depreciation on investment securities, securities sold short, written options, total return swap contracts and translation of assets and liabilities denominated in foreign currencies	5,360,201	6,206,717	1,756,094
Net payments on total return swap contracts	(112,013)	(174,134)	(473,796)
Premium amortization	344,623	369,219	1,528,782
Discount accretion	(21,435)	(40,736)	(102,983)
Increase in deposits with brokers for securities sold short and total return swap contracts	(25,767,733)	(48,438,448)	(108,614,434)
Decrease in dividends receivable	385,271	603,671	1,634,173
Increase in interest receivable	(155,526)	(170,631)	(961,463)
Increase in due to custodian	602,714	1,008,842	2,452,399
Increase in interest due on loan payable	1,146	1,876	4,965
Decrease in dividends payable - short sales	(50,246)	(82,260)	(214,758)
Increase in interest payable - margin account	7,059	3,829	29,408
Increase in accrued investment advisory fee	19,124	44,461	91,198
Increase in accrued administration fee	7,786	15,809	29,182
Increase in accrued trustees fee	661	860	859
Decrease in other payables	(260)	(260)	(285)

Net cash provided by operating activities	12,427,273	20,484,392	56,340,859

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(12,521,527)	(20,695,217)	(55,875,807)

Net cash used in financing activities	(12,521,527)	(20,695,217)	(55,875,807)

Effect of exchange rates on cash	(139,090)	(171,317)	(544,360)

Cash and foreign currency, beginning of period	$241,977	$396,159	$115,767
Cash and foreign currency, end of period	$8,633	$14,017	$36,459

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$1,179,576	$1,930,933	$5,108,431

See Notes to the Financial Statements.

Annual Report | March 31, 2013	31

Financial Highlights	Clough Global Allocation Fund
For a share outstanding throughout the periods indicated

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.30	$18.35	$16.90	$13.24	$21.60

Income from investment operations:
Net investment income/(loss)	(0.01)*	0.26*	0.38*	0.32*	0.30*
Net realized and unrealized gain/(loss) on investments	2.29	(1.11)	2.27	4.44	(7.05)
Distributions to preferred shareholders from:
Net investment income	–	–	–	–	(0.05)

Total Income/(Loss) from Investment Operations	2.28	(0.85)	2.65	4.76	(6.80)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.90)	(1.20)	(1.20)	(0.46)	(0.81)
Net realized gains	(0.30)	–	–	–	(0.31)
Tax return of capital	–	–	–	(0.64)	(0.44)

Total Distributions to Common Shareholders	(1.20)	(1.20)	(1.20)	(1.10)	(1.56)

Net asset value - end of period	$17.38	$16.30	$18.35	$16.90	$13.24

Market price - end of period	$15.07	$13.94	$16.24	$15.92	$10.68

Total Investment Return - Net Asset Value:(1)	16.19%	(3.48)%	17.30%	38.14%	(32.20)%
Total Investment Return - Market Price:(1)	17.81%	(6.73)%	10.20%	61.32%	(37.50)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$181,309	$170,120	$191,502	$176,317	$138,185
Ratios to average net assets attributable to common shareholders:
Total expenses	3.24%	3.05%	2.87%	3.22%	3.35%(2)
Total expenses excluding interest expense and dividends on short sales expense	1.93%	1.80%	1.74%	1.88%	2.76%(2)
Net investment income/(loss)	(0.04)%	1.61%	2.28%	1.96%	1.73%(2)
Preferred share dividends	N/A	N/A	N/A	N/A	0.30%
Portfolio turnover rate	250%	192%	172%	115%	233%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$89,800	$89,800	$89,800	$89,800	$60,200
Asset Coverage Per $1,000 (000s)	$3,019	$2,894	$3,133	$2,963	$3,295

*	Based on average shares outstanding.
(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.

(2)	Ratios do not reflect dividend payments to preferred shareholders.

See Notes to the Financial Statements.

32	www.cloughglobal.com

Clough Global Equity Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.53	$17.62	$16.29	$12.28	$20.88

Income from investment operations:
Net investment income/(loss)	(0.06)*	0.21*	0.30*	0.22*	0.16*
Net realized and unrealized gain/(loss) on investments	2.32	(1.14)	2.19	4.82	(7.21)
Distributions to preferred shareholders from:
Net investment income	–	–	–	–	(0.03)

Total Income/(Loss) from Investment Operations	2.26	(0.93)	2.49	5.04	(7.08)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.87)	(1.14)	(1.16)	(0.39)	(0.24)
Net realized gains	(0.29)	–	–	–	(0.48)
Tax return of capital	–	(0.02)	–	(0.64)	(0.80)

Total Distributions to Common Shareholders	(1.16)	(1.16)	(1.16)	(1.03)	(1.52)

Net asset value - end of period	$16.63	$15.53	$17.62	$16.29	$12.28

Market price - end of period	$14.70	$13.09	$15.37	$14.33	$9.77

Total Investment Return - Net Asset Value:(1)	16.90%	(4.08)%	17.05%	43.62%	(34.55)%
Total Investment Return - Market Price:(1)	22.60%	(7.32)%	16.07%	58.80%	(39.60)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$296,710	$277,061	$314,355	$290,577	$219,059
Ratios to average net assets attributable to common shareholders:
Total expenses	3.67%	3.43%	3.23%	3.57%	3.81%(2)
Total expenses excluding interest expense and dividends on short sales expense	2.35%	2.18%	2.10%	2.25%	2.26%(2)
Net investment income/(loss)	(0.37)%	1.34%	1.87%	1.43%	0.95%(2)
Preferred share dividends	N/A	N/A	N/A	N/A	0.20%
Portfolio turnover rate	250%	183%	173%	116%	207%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$147,000	$147,000	$147,000	$147,000	$98,200
Asset Coverage Per $1,000 (000s)	$3,018	$2,885	$3,138	$2,977	$3,231

*	Based on average shares outstanding.
(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.

(2)	Ratios do not reflect dividend payments to preferred shareholders.

See Notes to the Financial Statements.

Annual Report | March 31, 2013	33

Financial Highlights	Clough Global Opportunities Fund
For a share outstanding throughout the periods indicated

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$13.84	$15.72	$14.68	$11.55	$19.03

Income from investment operations:
Net investment income/(loss)	(0.09)*	0.14*	0.25*	0.17*	0.12*
Net realized and unrealized gain/(loss) on investments	1.97	(0.94)	1.87	3.94	(6.20)
Distributions to preferred shareholders from:
Net investment income	–	–	–	–	(0.04)

Total Income/(Loss) from Investment Operations	1.88	(0.80)	2.12	4.11	(6.12)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(1.08)	(1.05)	(1.08)	(0.29)	(0.06)
Net realized gains	–	–	–	–	(0.03)
Tax return of capital	–	(0.03)	–	(0.69)	(1.27)

Total Distributions to Common Shareholders	(1.08)	(1.08)	(1.08)	(0.98)	(1.36)

CAPITAL SHARE TRANSACTIONS:
Preferred share offering costs and sales load charged to paid-in capital	–	–	–	–	0.00(1)

Total Capital Share Transactions	–	–	–	–	0.00(1)

Net asset value - end of period	$14.64	$13.84	$15.72	$14.68	$11.55

Market price - end of period	$12.87	$11.78	$13.85	$13.04	$9.20

Total Investment Return - Net Asset Value:(2)	15.87%	(3.88)%	16.21%	37.93%	(32.68)%
Total Investment Return - Market Price:(2)	19.67%	(7.14)%	15.27%	53.82%	(37.48)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$757,452	$716,213	$813,178	$759,601	$597,605
Ratios to average net assets attributable to common shareholders:
Total expenses	3.86%	3.61%	3.40%	3.72%	3.84%(3)
Total expenses excluding interest expense and dividends on short sales expense	2.52%	2.35%	2.25%	2.39%	2.38%(3)
Net investment income/(loss)	(0.64)%	1.04%	1.74%	1.19%	0.80%(3)
Preferred share dividends	N/A	N/A	N/A	N/A	0.23%
Portfolio turnover rate	241%	193%	171%	115%	224%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$388,900	$388,900	$388,900	$388,900	$239,500
Asset Coverage Per $1,000 (000s)	$2,948	$2,842	$3,091	$2,953	$3,495

*	Based on average shares outstanding.
(1)	Less than $0.005.
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(3)	Ratios do not reflect dividend payments to preferred shareholders.

See Notes to the Financial Statements.

34	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
March 31, 2013

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund, (each, a “Fund” and collectively, the “Funds”) are closed-end management investment companies that were organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated April 27, 2004 and January 25, 2005, respectively for Clough Global Allocation Fund and Clough Global Equity Fund and an Agreement and Declaration of Trust dated January 12, 2006 for Clough Global Opportunities Fund. Each Fund is a non-diversified series with an investment objective to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees may authorize separate classes of shares of beneficial interest.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE” or the “Exchange”) on March 28, 2013.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board of Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Board of Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security. As of March 28, 2013, there were no fair valued securities.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Annual Report | March 31, 2013	35

Notes to Financial Statements	Clough Global Funds
March 31, 2013

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of March 31, 2013 in valuing each Fund’s investments carried at value. The Funds recognize transfers between the levels as of the beginning of the annual period in which the transfer occurred. There were no transfers between Levels 1 and 2 during the year end ended March 31, 2013.

Clough Global Allocation Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Assets
Common Stocks
Consumer Discretionary	$41,713,673	$–	$–	$41,713,673
Consumer Staples	6,392,888	–	–	6,392,888
Energy	27,783,129	–	–	27,783,129
Energy Infrastructure & Capital Equipment	1,134,544	–	–	1,134,544
Financials	38,392,697	2,645,418	–	41,038,115
Health Care	31,263,858	–	–	31,263,858
Industrials	19,236,638	–	–	19,236,638
Information Technology	27,264,110	–	–	27,264,110
Materials	4,735,808	–	–	4,735,808
Telecommunication Services	447,286	–	–	447,286
Utilities	1,022,044	–	–	1,022,044
Exchange Traded Funds	1,777,938	–	–	1,777,938
Preferred Stocks	691,809	–	–	691,809
Corporate Bonds	–	1,611,364	–	1,611,364
Asset/Mortgage Backed Securities	–	441,859	–	441,859
Government & Agency Obligations	41,422,788	–	–	41,422,788
Short-Term Investments	19,685,472	–	–	19,685,472

TOTAL	$262,964,682	$4,698,641	$–	$267,663,323

Other Financial Instruments

Liabilities
Securities Sold Short	$(66,983,318)	$–	$–	$(66,983,318)
Total Return Swap Contracts**	–	(568,534)	–	(568,534)

TOTAL	$(66,983,318)	$(568,534)	$–	$(67,551,852)

*For detailed industry descriptions, see the accompanying Statement of Investments.

**Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Assets
Common Stocks
Consumer Discretionary	$78,530,801	$–	$–	$78,530,801
Consumer Staples	12,243,105	–	–	12,243,105
Energy	52,752,681	–	–	52,752,681
Energy Infrastructure & Capital Equipment	1,855,966	–	–	1,855,966
Financials	66,666,609	4,369,651	–	71,036,260
Health Care	55,741,588	–	–	55,741,588
Industrials	36,647,717	–	–	36,647,717
Information Technology	51,362,358	–	–	51,362,358
Materials	7,874,062	–	–	7,874,062
Telecommunication Services	731,373	–	–	731,373
Utilities	1,643,546	–	–	1,643,546

36	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
March 31, 2013

Clough Global Equity Fund (continued) Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Assets (continued)
Exchange Traded Funds	$3,256,952	$–	$–	$3,256,952
Preferred Stocks	1,131,260	–	–	1,131,260
Corporate Bonds	–	865,094	–	865,094
Government & Agency Obligations	46,270,510	–	–	46,270,510
Short-Term Investments	15,229,415	–	–	15,229,415

TOTAL	$431,937,943	$5,234,745	$–	$437,172,688

Other Financial Instruments

Liabilities
Securities Sold Short	$(113,490,782)	$–	$–	$(113,490,782)
Total Return Swap Contracts**	–	(1,199,955)	–	(1,199,955)

TOTAL	$(113,490,782)	$(1,199,955)	$–	$(114,690,737)

*For detailed industry descriptions, see the accompanying Statement of Investments.

**Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Assets
Common Stocks
Consumer Discretionary	$177,005,578	$–	$–	$177,005,578
Consumer Staples	27,182,805	–	–	27,182,805
Energy	127,051,453	–	–	127,051,453
Energy Infrastructure & Capital Equipment	4,815,646	–	–	4,815,646
Financials	162,281,919	11,212,684	–	173,494,603
Health Care	132,536,691	–	–	132,536,691
Industrials	81,299,183	–	–	81,299,183
Information Technology	115,146,199	–	–	115,146,199
Materials	20,075,992	–	–	20,075,992
Telecommunication Services	1,891,899	–	–	1,891,899
Utilities	4,299,648	–	–	4,299,648
Exchange Traded Funds	7,525,945	–	–	7,525,945
Preferred Stocks	2,949,978	–	–	2,949,978
Corporate Bonds	–	6,584,987	–	6,584,987
Government & Agency Obligations	174,612,860	–	–	174,612,860
Purchased Options	752,500	–	–	752,500
Short-Term Investments	77,175,844	–	–	77,175,844

TOTAL	$1,116,604,140	$17,797,671	$–	$1,134,401,811

Other Financial Instruments

Liabilities
Securities Sold Short	$(282,925,278)	$–	$–	$(282,925,278)
Total Return Swap Contracts**	–	(2,401,365)	–	(2,401,365)

TOTAL	$(282,925,278)	$(2,401,365)	$–	$(285,326,643)

*For detailed industry descriptions, see the accompanying Statement of Investments.

**Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

Annual Report | March 31, 2013	37

Notes to Financial Statements	Clough Global Funds
March 31, 2013

In the event a board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “advisor”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the advisor may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board of Trustees on the results of those meetings.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Allocation Fund

Investments in Securities	Balance as of March 31, 2012	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Sales Proceeds	Transfer out of Level 3	Balance as of March 31, 2013	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2013

Common Stocks	$19,963	$(71,735)	$69,500	$(10,910)	$(6,818)	$–	$–

Total	$19,963	$(71,735)	$69,500	$(10,910)	$(6,818)	$–	$–

Clough Global Equity Fund

Investments in Securities	Balance as of March 31, 2012	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Sales Proceeds	Transfer out of Level 3	Balance as of March 31, 2013	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2013

Common Stocks	$29,944	$(107,610)	$104,257	$(16,365)	$(10,226)	$–	$–

Asset/Mortgage Backed Securities	585,045	5,902	(118,718)	(472,229)		–	–

Total	$614,989	$(101,708)	$(14,461)	$(488,594)	$(10,226)	$–	$–

Clough Global Opportunities Fund

Investments in Securities	Balance as of March 31, 2012	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Sales Proceeds	Transfer out of Level 3	Balance as of March 31, 2013	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2013

Common Stocks	$69,869	$(251,107)	$243,285	$(38,188)	$(23,859)	$–	$–

Total	$69,869	$(251,107)	$243,285	$(38,188)	$(23,859)	$–	$–

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is reported with all other foreign currency realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign

38	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
March 31, 2013

currency contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable or a payable and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short. The market value of securities held as collateral for securities sold short as of March 31, 2013, was $27,492,302, $40,005,654 and $97,099,108 for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred on the Funds for the year ended March 31, 2013 is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds as of March 31, 2013 are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Annual Report | March 31, 2013	39

Notes to Financial Statements	Clough Global Funds
March 31, 2013

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. The interest incurred on the Funds for the year ended March 31, 2013 is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds as of March 31, 2013 are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Written option activity for the year ended March 31, 2013 was as follows:

Clough Global Allocation Fund

	Written Call Options		Written Put Options

	Contracts	Premiums	Contracts	Premiums

Outstanding, March 31, 2012	23	$40,409	–	$–
Positions opened	2,666	185,897	1,450	1,703,580
Exercised	(23)	(40,409)	–	–
Expired	(1,020)	(89,363)	(250)	(476,993)
Closed	(1,646)	(96,534)	(1,200)	(1,226,587)

Outstanding, March 31, 2013	–	$–	–	$–

Market Value, March 31, 2013		$–		$–

Clough Global Equity Fund

	Written Call Options		Written Put Options

	Contracts	Premiums	Contracts	Premiums

Outstanding, March 31, 2012	38	$66,763	–	$–
Positions opened	4,317	298,287	2,400	2,807,501
Exercised	(38)	(66,763)	–	–
Expired	(1,690)	(143,209)	(400)	(763,188)
Closed	(2,627)	(155,078)	(2,000)	(2,044,313)

Outstanding, March 31, 2013	–	$–	–	$–

Market Value, March 31, 2013		$–		$–

40	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
March 31, 2013

Clough Global Opportunities Fund

	Written Call Options		Written Put Options

	Contracts	Premiums	Contracts	Premiums

Outstanding, March 31, 2012	4,601	$601,577	–	$–
Positions opened	14,956	919,489	5,800	6,814,322
Exercised	(101)	(177,450)	–	–
Expired	(3,500)	(355,181)	(1,000)	(1,907,971)
Closed	(15,956)	(988,435)	(4,800)	(4,906,351)

Outstanding, March 31, 2013	–	$–	–	$–

Market Value, March 31, 2013		$–		$–

Swaps: During the period each Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now permits certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the year ended March 31, 2013, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. Each Fund held no rights or warrants at the end of the period. The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect on derivatives instruments on each Fund’s Statements of Assets and Liabilities as of March 31, 2013:

	Asset Derivatives

Fund	Risk Exposure	Statement of Assets and Liabilities Location	Number of Contracts	Fair Value

Clough Global Opportunities Fund	Equity Contracts	Investments, at value	7,000	$752,500

	Liability Derivatives

Fund	Risk Exposure	Statement of Assets and Liabilities Location	Notional Amount	Fair Value

Clough Global Allocation Fund	Equity Contracts	Unrealized depreciation on total return swap contracts	$4,258,390	$(568,534)

Annual Report | March 31, 2013	41

Notes to Financial Statements	Clough Global Funds
March 31, 2013

	Liability Derivatives

Fund	Risk Exposure	Statement of Assets and Liabilities Location	Notional Amount	Fair Value

Clough Global Equity Fund	Equity Contracts	Unrealized depreciation on total return swap contracts	$9,290,298	$(1,199,955)

Clough Global Opportunities Fund	Equity Contracts	Unrealized depreciation on total return swap contracts	$17,995,227	$(2,401,365)

The effect of derivatives instruments on each Fund’s Statement of Operations for the year ended March 31, 2013:

Fund	Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income

Clough Global Allocation Fund	Equity Contracts	Net realized gain/(loss) on Investment securities/Net realized gain/(loss) on Written options/Net realized gain/(loss) on Total return swap contracts/Net change in unrealized appreciation/(depreciation) on Investment securities/Net change in unrealized appreciation/(depreciation) on Written options/Net change in unrealized appreciation/(depreciation) on Total return swap contracts	$(3,035,051)	$(910,076)

Clough Global Equity Fund	Equity Contracts	Net realized gain/(loss) on Investment securities/Net realized gain/(loss) on Written options/Net realized gain/(loss) on Total return swap contracts/Net change in unrealized appreciation/(depreciation) on Investment securities/Net change in unrealized appreciation/(depreciation) on Written options/Net change in unrealized appreciation/(depreciation) on Total return swap contracts	$(4,986,020)	$(1,776,384)

Clough Global Opportunities Fund	Equity Contracts	Net realized gain/(loss) on Investment securities/Net realized gain/(loss) on Written options/Net realized gain/(loss) on Total return swap contracts/Net change in unrealized appreciation/(depreciation) on Investment securities/Net change in unrealized appreciation/(depreciation) on Written options/Net change in unrealized appreciation/(depreciation) on Total return swap contracts	$(11,729,249)	$(3,606,948)

The average purchased and written option contracts volume and the average purchased and written option contracts notional volume during the year ended March 31, 2013 is noted below for each of the Funds.

Fund	Average Purchased Option Contract Volume	Average Purchased Option Contract Notional Volume	Average Written Option Contract Volume	Average Written Option Contract Notional Volume

Clough Global Allocation Fund	1,926	$ 22,188,425	542	$ 19,242,948
Clough Global Equity Fund	3,101	$ 36,315,764	882	$ 31,707,095
Clough Global Opportunities Fund	14,044	$ 112,710,201	3,249	$ 82,254,671

The average total return swap contracts volume and the average total return swap contracts notional volume during the year ended March 31, 2013 is noted below for each of the Funds.

Fund	Average Swap Contract Shares Volume	Average Swap Contract Notional Volume

Clough Global Allocation Fund	509,661	$ 870,462
Clough Global Equity Fund	1,018,199	$ 1,822,154
Clough Global Opportunities Fund	2,156,367	$ 3,677,779

42	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
March 31, 2013

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the year ended March 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 19b-1 there under permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Funds to be subject to larger short-term declines in value.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity. At March 31, 2013, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund each had a significant concentration of their investment securities in companies based in the United States – 95.46%, 78.22% and 84.50% of net assets, respectively.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

New Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a Fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.

Annual Report | March 31, 2013	43

Notes to Financial Statements	Clough Global Funds
March 31, 2013

The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of these ASUs will not have a material impact on the financial statements.

2. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of the distributions paid by the Funds during the years ended March 31, 2013 and March 31, 2012 were as follows:

	Clough Global Allocation Fund		Clough Global Equity Fund		Clough Global Opportunities Fund

Distributions Paid From:	2013	2012	2013	2012	2013	2012

Ordinary Income	$9,391,145	$12,521,527	$15,521,413	$20,279,371	$55,875,807	$54,503,782
Long-Term Capital Gains	3,130,382	–	5,173,804	–	–	–
Return of Capital	–	–	–	415,846	–	1,372,025

Total	$12,521,527	$12,521,527	$20,695,217	$20,695,217	$55,875,807	$55,875,807

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended March 31, 2013, certain differences were reclassified. These differences relate primarily to the differing tax treatment of commodities, passive foreign investment companies (PFICs), foreign currencies and other investments.

The reclassifications were as follows:

	Paid-in Capital	Increase Net Investment Income	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)

Clough Global Allocation Fund	$(5,062,146)	$8,635,241	$(3,573,095)
Clough Global Equity Fund	(15,123,424)	14,975,853	147,571
Clough Global Opportunities Fund	(56,780,658)	56,805,164	(24,506)

Included in the amounts reclassified for Clough Global Opportunities Fund was $904,851 of net operating loss.

Capital Losses: As of March 31, 2013, Clough Global Opportunities Fund had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Expiration Date	Clough Global Opportunities Fund

March 31, 2018	$30,946,429

During the year ended March 31, 2013, $8,327,692, $ 17,188,410 and $ 65,328,915 of capital loss carryforwards were utilized by the Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund, respectively.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010, may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

44	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
March 31, 2013

The Funds elect to defer to the year ending March 31, 2014, late year ordinary losses in the amounts of:

Fund	Amount

Clough Global Allocation Fund	$275,764
Clough Global Equity Fund	$793,569
Clough Global Opportunities Fund	$2,139,761

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of March 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Accumulated Capital Gains/(Losses)	4,875,005	9,407,775	(30,946,429)
Unrealized Appreciation	10,617,876	21,668,589	56,951,952
Other Cumulative Effect of Timing Differences	(271,581)	(786,652)	(2,123,134)

Total	$15,221,300	$30,289,712	$23,882,389

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of March 31, 2013, were as follows:

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund

Gross appreciation (excess of value over tax cost)	$17,284,722	$33,219,472	$83,432,005
Gross depreciation (excess of tax cost over value)	(4,795,694)	(8,280,840)	(18,568,924)
Net depreciation of foreign currency and derivatives	(1,871,152)	(3,270,043)	(7,911,129)

Net unrealized appreciation	$10,617,876	$21,668,589	$56,951,952

Cost of investments for income tax purposes	$255,174,295	$412,234,056	$1,069,538,730

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

Transactions in common shares were as follows:

	Clough Global Allocation Fund		Clough Global Equity Fund		Clough Global Opportunities Fund

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012

Common Shares Outstanding - beginning of period	10,434,606	10,434,606	17,840,705	17,840,705	51,736,859	51,736,859
Common shares issued as reinvestment of dividends	–	–	–	–	–	–

Common shares outstanding - end of period	10,434,606	10,434,606	17,840,705	17,840,705	51,736,859	51,736,859

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended March 31, 2013, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations

Clough Global Allocation Fund	$484,991,148	$511,935,799	$80,425,136	$59,882,805
Clough Global Equity Fund	839,846,311	863,373,753	82,783,514	52,542,738
Clough Global Opportunities Fund	1,960,285,054	2,067,147,902	329,900,770	235,435,652

Annual Report | March 31, 2013	45

Notes to Financial Statements	Clough Global Funds
March 31, 2013

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Allocation Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with each Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.285%, 0.32%, and 0.32% based on Clough Global Allocation Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by each Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, interest on margin accounts, interest on loans, dividends on short sales, and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Funds as defined in the 1940 Act.

6. COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

In January 2009, each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”), as amended in September 2012, with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed each Fund to borrow funds. Each Fund is currently borrowing the maximum commitment covered by the agreement. Borrowings under the Agreement are secured by assets of each Fund that are held by a Fund’s custodian in a separate account (the “pledged collateral”) valued at $177,818,764, $292,967,805 and $767,826,684 for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.75% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund. For the year ended March 31, 2013 the average borrowings outstanding for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $89,800,000, $147,000,000 and $388,900,000, respectively, and the average interest rate for the borrowings was 1.30%. As of March 31, 2013, the outstanding borrowings for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $89,800,000, $147,000,000 and $388,900,000, respectively. The interest rate applicable to the borrowings of Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on March 31, 2013 was 1.03%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Each Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

The Board of Trustees has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the year ended March 31, 2013.

46	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
March 31, 2013

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated Securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on Loan in the Statements of Operations, a part of Total Expenses.

7. OTHER

The Independent Trustees of each Fund receive from each Fund a quarterly retainer of $3,500 and an additional $1,500 for each board meeting attended. The Chairman of the Board of Trustees of each Fund receives a quarterly retainer from each Fund of $4,200 and an additional $1,800 for each board meeting attended. The Chairman of the Audit Committee of each Fund receives a quarterly retainer from each Fund of $3,850 and an additional $1,650 for each board meeting attended.

8. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Annual Report | March 31, 2013	47

Dividend Reinvestment Plan	Clough Global Funds
March 31, 2013 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by Computershare as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting Computershare, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, P.O. Box 358035, Pittsburgh, PA 15252-8035.

48	www.cloughglobal.com

Clough Global Funds	Additional Information
March 31, 2013 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www.cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Funds’ Form N–Q are available without a charge, upon request, by contacting the Funds at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the year ended March 31, 2013				% Breakdown of the Total Cumulative Distributions for the year ended March 31, 2013

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

Clough Global Allocation Fund	$0.0391	$0.2743	$0.8866	$1.2000	3.26%	22.86%	73.88%	100.00%
Clough Global Equity Fund	$0.0033	$0.2867	$0.8700	$1.1600	0.28%	24.72%	75.00%	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any particular quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result, the dividends paid by each Fund for any particular quarter may be more or less than the amount of net investment income earned by the Fund during such quarter. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

TAX DESIGNATIONS

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Clough Global Allocation Fund and Clough Global Equity Fund designate $3,130,382 and $5,173,804 respectively as a long-term capital gain distribution.

The Funds hereby designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2012:

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund

Corporate Dividends Received Deduction	6.67%	3.25%	0.00%
Qualified Dividend Income	6.87%	3.46%	0.00%

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report | March 31, 2013	49

Trustees & Officers	Clough Global Funds
March 31, 2013 (Unaudited)

Name, Address[1] and Age	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years

Non-Interested Trustees/Nominees

Robert L. Butler Age, 72	Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2015 GLQ: 2013 GLO: 2014	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001.	3	N/A

Adam D. Crescenzi Age, 70	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2014 GLQ: 2015 GLO: 2013	Mr. Crescenzi is a Trustee of Dean College. He has been a founder and investor of several start-up technology and service firms. He currently is the Founding Partner of Simply Tuscan Imports LLC since 2007. He also serves as a Director of two non-profit organizations. He retired from CSC Index as Executive Vice-President of Management Consulting Services.	3	N/A

John F. Mee Age, 69	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2013 GLQ: 2014 GLO: 2015	Mr. Mee is an attorney practicing commercial law, family law, product liability and criminal law. Mr. Mee is currently a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of The College of the Holy Cross Alumni Association and Concord Carlisle Scholarship Fund, a Charitable Trust. Mr. Mee was from 1990 to 2009 an Advisor at the Harvard Law School Trial Advocacy Workshop.	3	N/A

Richard C. Rantzow Age, 74	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2015 GLQ: 2013 GLO: 2014	Mr. Rantzow has over 40 years experience in the financial industry. His professional experience includes serving as an audit partner with Ernst & Young which specifically involved auditing financial institutions. Mr. Rantzow has also served in several executive positions in both financial and non-financial industries. Mr. Rantzow’s educational background is in accounting and he is a Certified Public Accountant who has continued to serve on several audit committees of various financial organizations.	3	N/A

50	www.cloughglobal.com

Clough Global Funds	Trustees & Officers
March 31, 2013 (Unaudited)

Name, Address[1] and Age	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years

Non-Interested Trustees/Nominees

Jerry G. Rutledge Age, 68	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2014 GLQ: 2015 GLO: 2013	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado. In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge also served as a Director of the American National Bank from 1985 to 2009.	4	Mr. Rutledge is currently a Trustee of the Financial Investor Trust.

Hon. Vincent W. Versaci Age, 42	Trustee	Trustee since: GLV: 2013 GLQ: 2013 GLO: 2013 Term expires: GLV: 2014 GLQ: 2015 GLO: 2016	Judge Versaci has served as a Judge and Supreme Court Justice in the State of New York since January, 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and presides over the Surrogate’s Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts.	3	N/A

Interested Trustees6 / Nominees

Edmund J. Burke[7] Age, 52	Trustee and President	Trustee since: GLV: 2006 GLQ: 2006 GLO: 2006 Term expires: GLV: 2013 GLQ: 2014 GLO: 2015 President since: GLV: 2004 GLQ: 2005 GLO: 2006	Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and FTAM Distributors, Inc. Mr. Burke is deemed an affiliate of each Fund as defined under the 1940 Act.	4	Mr. Burke is also Trustee, Chairman and President of Financial Investors Trust. Mr. Burke is a Trustee and Vice President of the Liberty All-Star Equity Fund and is a Director and Vice President of the Liberty All-Star Growth Fund, Inc.

James E. Canty[8] Age, 50 Clough Capital Partners, LP One Post Office Square 40th Floor Boston, MA 02109	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2015 GLQ: 2013 GLO: 2014	Mr. Canty is a founding partner and Portfolio Manager for Clough. Mr. Canty is deemed an affiliate of each Fund as defined under the 1940 Act. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Clough Offshore Fund (QP), Ltd. Mr. Canty is also currently a Trustee of St. Bonaventure University. Mr. Canty is a Certified Public Accountant.	3	N/A

Annual Report | March 31, 2013	51

Trustees & Officers	Clough Global Funds
March 31, 2013 (Unaudited)

Name, Address[1] and Age	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years

Officers

Jeremy O. May Age, 43	Treasurer	Officer since[9]: GLV: 2004 GLQ: 2005 GLO: 2006	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and ALPS Portfolio Solutions Distributors, Inc. Mr. May is deemed an affiliate of each Fund as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors of the University of Colorado Foundation.	N/A	N/A

Erin D. Nelson, Esq. Age, 36	Secretary	Officer since[9]: GLV: 2004 GLQ: 2005 GLO: 2006	Ms. Nelson joined ALPS in 2003 and is currently Vice-President and Assistant General Counsel of ALPS and Vice-President of ALPS Advisors, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributors, Inc. Ms. Nelson is deemed an affiliate of each Fund as defined under the 1940 Act.	N/A	N/A

Theodore J. Uhl Age, 38	Chief Compliance Officer	Officer since[9]: GLV: 2010 GLQ: 2010 GLO: 2010	Mr. Uhl joined ALPS in October 2006, and is currently Vice President and Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served as Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is currently Chief Compliance Officer of Drexel Hamilton Mutual Funds, Financial Investors Trust, Reaves Utility Income Fund and Transparent Value Trust.	N/A	N/A

52	www.cloughglobal.com

Clough Global Funds	Trustees & Officers
March 31, 2013 (Unaudited)

Name, Address[1] and Age	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years

Officers

Dawn Cotten Age, 35	Assistant Treasurer	Officer since[9]: GLV: 2010 GLQ: 2010 GLO: 2010	Ms. Cotten joined ALPS in June 2009 as a Vice President, Fund Controller. Prior to joining ALPS, Ms. Cotten served as Assistant Vice President of Fund Accounting for Madison Capital Management from February 2009 to June 2009. Prior to this, Ms. Cotten served as Financial Reporting Manager for Janus Capital Group. Ms. Cotten is deemed an affiliate of each Fund as defined under the 1940 Act. Ms. Cotten is currently Assistant Treasurer of RiverNorth Funds, Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.	N/A	N/A

[1]	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.

[2]	GLV commenced operations on July 28, 2004.

[3]	GLQ commenced operations on April 27, 2005.

[4]	GLO commenced operations on April 25, 2006.

[5]

The Fund Complex for all Trustees, except Mr. Rutledge and Mr. Burke, consists of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge and Mr. Burke consists of  Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and the Clough China Fund, a series of the Financial Investors Trust.

[6]	“Interested Trustees” of a Fund as defined in the 1940 Act.

[7]	Mr. Burke is considered to be an “Interested Trustee” because of his affiliation with ALPS, which acts as each Fund’s administrator.

[8]	Mr. Canty is considered to be an “Interested Trustee” because of his affiliation with Clough, which acts as each Fund’s investment adviser.

[9]	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Annual Report | March 31, 2013	53

CLOUGH CAPITAL PARTNERS, LP

2013 Annual Report

ALPS
A DST Company

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit: www.cloughglobal.com or call 1-877-256-8445.

1290 Broadway, Suite 1100, Denver, CO 80203

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Richard C. Rantzow as the registrant’s “audit committee financial expert.” Mr. Rantzow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc. Prior to that, Mr. Rantzow was managing partner of the Memphis office of Ernst & Young until 1990.

Item 4.	Principal Accounting Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd (“Cohen”) for fiscal year ended March 31, 2013 and for fiscal year ended March 31, 2012 for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2013 and 2012 were $20,000 and $20,000, respectively.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2013 and $0 in 2012.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning for fiscal year ended March 31, 2013 and Deloitte & Touche LLP for fiscal year ended March 31, 2012 were $3,000 in 2013 and $3,000 in 2012. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $0 in 2013 and $0 in 2012. These services include agreed upon procedures related to the ratings for the Auction Market Preferred Shares.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2013 and $0 for 2012.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Robert L. Butler

Adam D. Crescenzi

John F. Mee

Richard C. Rantzow, Committee Chairman

Jerry G. Rutledge

Hon. Vincent W. Versaci

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the policies and procedures of Clough Capital Partners LP, the investment advisor of the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: March 31, 2013

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over ten years.
Eric A. Brock	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over ten years.
James E. Canty	Partner and Portfolio Manager	Since Inception	Founding Partner of Clough Capital LP. Portfolio Manager, Chief Financial Officer and General Counsel for pooled investment accounts, separately managed accounts, and investment companies for over ten years. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Clough Offshore Fund (QP), Ltd. and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is an ‘‘interested’’ Trustee of the Fund.

Robert Zdunczyk	Portfolio Manager & Fixed Income Analyst	Since 12/21/11	Mr. Zdunczyk has over 18 years of industry experience which includes analysis of fixed income securities, fixed income trading, equity research, portfolio management, and accounting. He has been an Analyst at Clough Capital Partners since 2005, where he has been managing fixed income portfolios, specialty finance equity research and fixed income trading.

(a)(2) As of March 31, 2013, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Charles I Clough, Jr.	4 Accounts $2,446.0 million Total Assets	5 Accounts $1,345.8 million Total Assets	4 Accounts $381.4 million Total Assets	See below (3)
Eric A. Brock	4 Accounts $2,446.0 million Total Assets	5 Accounts $1,345.8 million Total Assets	4 Accounts $381.4 million Total Assets	See below (3)
James E. Canty	4 Accounts $2,446.0 million Total Assets	5 Accounts $1,345.8 million Total Assets	4 Accounts $381.4 million Total Assets	See below (3)
Robert Zdunczyk	2 Accounts $1,805.0 million Total Assets	No Accounts	No Accounts	None

(1)	The advisory fees are based in part on the performance for each account.
(2)	The advisory fee is based in part on the performance for four accounts totaling $381.4 million in assets.
(3)	Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Fund and the various accounts listed above (collectively with the Fund, the “Accounts”). These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of March 31, 2013.

The Portfolio Managers Charles Clough, James Canty and Eric Brock own 100% of Clough. They each receive a fixed base salary determined based on market factors. Additionally, Clough distributes substantially all of its annual net profits to those three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided between Mr. Brock and Mr. Canty, with an additional smaller share allocated to an income partner. Mr. Zdunczyk receives a fixed base salary and an annual bonus based on his individual performance and the overall profitability of the firm.

(a)(4) Dollar Range of Securities Owned as of March 31, 2013.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Charles I. Clough, Jr.	$100,001 - $500,000
Eric A. Brock	$25,001 - $50,000
James E. Canty	$50,001 - $100,000
Robert Zdunczyk	$0-$10,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

(d) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President & Trustee

Date:	June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	June 7, 2013

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	June 7, 2013